As filed with the Securities and Exchange Commission April 30, 2004.


                                                Securities Act File No. 33-20333
                                        Investment Company Act File No. 811-5480
================================================================================


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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
        Pre-Effective Amendment No.___                                       [ ]


        Post-Effective Amendment No. 24                                      [X]


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]


          Amendment No. 24                                                   [X]


                        (Check appropriate box or boxes.)


                          CIGNA VARIABLE PRODUCTS GROUP
               (Exact Name of Registrant as Specified in Charter)

  2223 WASHINGTON STREET, 3 NEWTON EXECUTIVE PARK, SUITE 200, NEWTON, MA 02462
               (Address of Principal Executive Offices)               (Zip Code)

                                 (860) 534-4700
               Registrant's Telephone Number, including Area Code

     MARK BUTLER, 2223 WASHINGTON STREET, 3 NEWTON EXECUTIVE PARK, SUITE 200
                           NEWTON, MASSACHUSETTS 02462
                     (Name and Address of Agent for Service)

   Approximate Date of Proposed Public Offering  ________________________

It is proposed that this filing will become effective (check appropriate box):

   [X]  Immediately upon filing pursuant to paragraph (b)
   [ ]  on (date) pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)(1)
   [ ]  on (date) pursuant to paragraph (a)(1)
   [ ]  75 days after filing pursuant to paragraph (a)(2)
   [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:


   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                           ---------------------------

PLEASE SEND COMMUNICATIONS TO:


                             JEFFREY S. WINER, ESQ.
                   C/O TIMESSQUARE INVESTMENT MANAGEMENT, INC.
                  280 TRUMBULL STREET, H16A, HARTFORD CT 06103
                                 (860) 534-5576


WITH A COPY TO:           GEOFFREY R.T. KENYON, ESQ.
                              GOODWIN, PROCTER LLP
                                 EXCHANGE PLACE
                              BOSTON, MA 02109-2881
                                 (617) 570-1167

--------------------------------------------------------------------------------
                         CIGNA VARIABLE PRODUCTS GROUP
--------------------------------------------------------------------------------

TIMESSQUARE VP MONEY MARKET FUND

TIMESSQUARE VP CORE PLUS BOND FUND

TIMESSQUARE VP S&P 500[REGTM] INDEX FUND


Prospectus
May 1, 2004



[CIGNA LOGO]   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                Table of Contents


                                                                  Page Number
Summary.....................................................................1
Bar Charts and Performance Tables...........................................4
Fees and Expenses of the Funds..............................................7
Investment Information......................................................8
Management of the Funds....................................................12
Pricing of Shares..........................................................13
Purchase and Redemption of Shares..........................................13
Distributions and Federal Income Tax Considerations........................14
Financial Highlights.......................................................16

Shares of the funds offered by this prospectus are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").

SUMMARY

Fund investment objective
-------------------------
Money Market Fund:               To provide as high a level of current income as is consis-
                                 tent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

Core Plus Bond Fund:             To provide as high a level of current income as possible
                                 consistent with reasonable concern for safety of principal.

S&P 500[RegTM] Index Fund:       To provide long-term growth of capital by investing princi-
                                 pally in common stocks.

Principal investment strategies
-------------------------------

Money Market Fund:               Invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.

Core Plus Bond Fund:             Invests primarily in fixed income securities. Normally, the fund will invest at least 80% of its assets in fixed income securities issued by U.S. and foreign governments and
                                 companies and in derivative instruments with similar
                                 economic characteristics. For purposes of this policy,
                                 Money Market Fund shares will be considered fixed
                                 income securities.

                                 Normally, the fund will invest at least 75% of its assets in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investors Service or Standard & Poor's Corporation or a similar rating
                                 agency or, if unrated, are judged by the fund's investment adviser, TimesSquare Capital Management, Inc.
                                 ("TimesSquare") to be of comparable quality.

                                 While seeking high total return, TimesSquare will also
                                 seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. TimesSquare
                                 will seek capital appreciation by identifying securities (pri-
                                 marily fixed income securities) through its sector allocation and security selection process which, in its opinion, may
                                 increase in value.

                                            The fund may invest up to 25% of its assets in high-yield, below-investment-grade bonds. These securities are com-
                                            monly called "junk bonds." The fund may use interest rate
                                            swaps and total return swaps to achieve exposure to the
                                            high yield market.

                                            Up to 20% of fund assets may be invested in foreign debt
                                            securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.

                                            When purchase or selling securities, TimesSquare will ana-
                                            lyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.
                                            TimesSquare may allocate fund assets across different mar-
                                            ket sectors and durations. Duration is a measure of the
                                            expected life of a fixed income security that is used to
                                            determine the sensitivity of the security's price to changes in interest rates. The average portfolio duration of the fund normally varies between 85% and 115% of the duration of
                                            the Lehman Brothers Aggregate Bond Index.

S&P 500[RegTM] Index Fund:                  Attempts to replicate the composition and total return,
                                            reduced by fund expenses, of the Standard & Poor's 500
                                            Composite Stock Price Index (S&P 500) by investing in
                                            common stocks of companies which make up the S&P
                                            500. Normally, the fund will invest at least 80% of its
                                            assets in equity securities of companies which compose the
                                            S&P 500 and long positions in exchange traded contracts
                                            on the S&P 500.
Principal risks of investing in the Funds
-----------------------------------------

Money Market Fund:                          A major change in interest rates or a default on the fund's investments could cause the value of your investment in
                                            the fund to change.

                                            The fund is subject to credit risk, which is the risk that an issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

                                            An investment in the Money Market Fund is not insured or
                                            guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to
                                            preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Core Plus Bond Fund:         This fund's principal risk factor is market risk.

                             Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.

                             The fund is also subject to credit risk. Compared to higher-
                             quality debt securities, below-investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below-investment-
                             grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

                             The fund is subject to counterparty risk, which is the risk that the counterparty to a swap or other contract will default on its obligations.

                             There are additional risks with investing in foreign countries, such as economic, currency, information, political and trans-
                             action risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

S&P 500[RegTM] Index Fund:   The fund is subject to market risk, which is the possibility that common stock prices will decline, sometimes substan-
                             tially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                             The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

Loss of money is a risk of investing in any of the funds.

BAR CHARTS AND PERFORMANCE TABLES

The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over the life of the funds. Performance data shown in the bar charts and tables does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower.


The tables show how the funds' average annual returns for one, five and ten years (or life of fund, whichever is shorter) compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the fund will perform in the future.


                     [TABULAR REPRESENTATION OF BAR CHART]

                   Money Market Fund -- Annual Total Returns

                        1997                      5.19%
                        1998                      5.14%
                        1999                      4.83%
                        2000                      6.06%
                        2001                      3.73%
                        2002                      1.41%
                        2003                      0.77%


During the period shown in the bar chart, the highest quarterly return was 1.55% (for the quarter ended 9/30/2000) and the lowest quarterly return was 0.15% (for the quarter ended 12/31/2003).

Money Market Fund - Average Annual Total Returns for the periods ended December 31, 2003

                                                           Since Inception
                                                           ---------------
                              Past 1 year   Past 5 years   (commenced operations March 1, 1996)
                              -----------   ------------
Money Market Fund             0.77%         3.33%          3.98%
3-Month U.S. Treasury bills   1.07%         3.50%          4.10%

The Money Market Fund's 7-day annualized yield as of December 31, 2003 was
0.59%.

                     [TABULAR REPRESENTATION OF BAR CHART]

                  Core Plus Bond Fund -- Annual Total Returns

                      2000                            9.34%
                      2001                            9.06%
                      2002                            8.66%
                      2003                            6.98%


During the period shown in the bar chart, the highest quarterly return was 4.35% (for the quarter ended 9/30/2002) and the lowest quarterly return was -0.62% (for the quarter ended 3/31/2002).

Core Plus Bond Fund - Average Annual Total Returns for the periods ended December 31, 2003

                                                 Since Inception
                                                 ----------------
                                Past 1 year      (commenced operations May 3, 1999)
                                -----------
Core Plus Bond Fund             6.98%            6.91%
Lehman Brothers Aggregate
Bond Index                      4.10%            6.84%

                     [TABULAR REPRESENTATION OF BAR CHART]

                 S&P 500(R) Index Fund -- Annual Total Returns

                      1994                         0.67%
                      1995                        36.82%
                      1996                        22.48%
                      1997                        33.35%
                      1998                        28.60%
                      1999                        20.77%
                      2000                        -9.37%
                      2001                       -12.18%
                      2002                       -22.51%
                      2003                        28.27%

During the ten-year period shown in the bar chart, the highest quarterly return was 21.47% (for the quarter ended 12/31/98) and the lowest quarterly return was -17.36% (for the quarter ended 9/30/2002).

S&P 500[RegTM] Index Fund - Average Annual Total Returns for the periods ended December 31, 2003

                              Past 1 year     Past 5 years     Past 10 years
                              -----------     ------------     -------------
S&P 500[RegTM] Index Fund     28.27%          -0.91%           10.70%
S&P 500 Index                 28.68%          -0.57%           11.06%

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.


                                                           Money     Core Plus   S&P 500[RegTM]
                                                           Market       Bond         Index
                                                            Fund        Fund          Fund
Shareholder fees                                            ----        ----          ----
(fees paid directly from your investments)
   Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)                    None        None          None
   Maximum deferred sales charge (load)
     (as a percentage of offering price)                    None        None          None
   Redemption fee (as a percentage of amount redeemed)      None        None          None
   Exchange fee                                             None        None          None

Annual Fund operating expenses
(expenses that are deducted from Fund assets)

   Management fees                                         0.35%       0.50%         0.25%
   Distribution (12b-1) fees                                None        None          None
   Other expenses (before waivers)                         0.09%       0.15%         0.12%
   Total Annual Fund Operating Expenses                    0.44%       0.65%         0.37%
   Waiver of Fund Expenses(1)                              0.00%      -0.15%        -0.12%
   Total Actual Fund Operating Expenses                    0.44%       0.50%         0.25%

(1) TimesSquare has contractually agreed to waive management fees and reimburse the funds if and to the extent total annual fund operating expenses exceed 0.50% of average daily net assets for the Money Market Fund and the Core Plus Bond Fund, and 0.25% for the S&P 500[RegTM] Index Fund. TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does. Reimbursement arrangements can decrease a fund's expenses and boost its performance.


TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

Example

This Example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that that a fund's operating expenses remain the same in each year of the applicable period. The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Money Market Fund
   1 year      3 years      5 years      10 years
   $45         $141         $246         $555

Core Plus Bond Fund
   1 year      3 years      5 years      10 years
   $66         $208         $362         $810

S&P 500[RegTM] Index Fund
   1 year      3 years      5 years      10 years
   $38         $119         $208         $468


INVESTMENT INFORMATION

Money Market Fund

Investment Objective and Policies

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in U.S. dollar denominated money market instruments such as commercial paper and U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements and time deposits, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

Operational Policies

The fund may follow policies that are more restrictive than the investment limitations set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

Core Plus Bond Fund

Strategy/Philosophy

TimesSquare's fixed income investment philosophy is based on our belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process.

The Core Plus Bond Fund will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Many types of debt securities, including mortgage-backed and asset-backed securities, carry prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their obligations sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

The Core Plus Bond Fund invests primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's or, if not rated, in TimesSquare's opinion, having similar investment characteristics to bonds rated Baa3 of BBB- or higher.

The fund may invest in derivative instruments, such as options, futures contracts and forward contracts and swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell.

They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.

Decision-Making Process

Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

Related Risks of Investing in the Fund

In addition to the risks discussed in the Fund Summary and in the discussion above, the fund is also subject to the following risks:

o Manager risk, which is the change that poor security selection will cause the fund to underperform other funds with similar investment objectives.

o Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

o Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

S&P 500[RegTM] Index Fund

Investment Objective, Principal Strategies and Related Risks The primary objective of the fund is long-term growth of capital by investing principally in common stocks.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the S&P 500 is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues at all times.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as Money Market Fund shares, certificates of deposit, commercial paper, commercial loan participations, bankers' acceptances, U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by TimesSquare. Except in extraordinary circumstances, the fund will not invest in short-term fixed income securities or hold assets in cash for temporary, defensive purposes.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the record or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY,

EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Temporary, Defensive Positions.

The Core Plus Bond Fund and S&P 500[RegTM] Index Fund may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies by investing in short-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The S&P 500[RegTM] Index Fund will take temporary defensive positions only in extraordinary circumstances.

Short-Term Investments.

The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Variable Products Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investments in the Money Market Fund.

Changes in Policies.

The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.


Portfolio Turnover.

Consistent with its investment policies, the Core Plus Bond Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs.


MANAGEMENT OF THE FUNDS

The investment adviser to the funds is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The funds will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the funds to continue uninterrupted. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's address is Four TimesSquare, 25th Floor, New York 10036.

Pursuant to a Master Investment Advisory Agreement, TimesSquare manages the investment and reinvestment of the assets of the funds.

Subject to the control and periodic review of the Board of Trustees, TimesSquare determines what investments shall be purchased, held, sold or exchanged by the funds. TimesSquare is also responsible for overall management of the business affairs of the funds.

TimesSquare's fee for managing the funds, as a percentage of each fund's average daily net assets, and excluding fee waivers, is as follows:


  Money Market Fund             -   0.35%
  Core Plus Bond Fund           -   0.50%
  S&P 500[RegTM] Index Fund     -   0.25%

TimesSquare's Fixed Income Team manages the assets of the Core Plus Bond Fund.

PRICING OF SHARES

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The Core Plus Bond and S&P 500[RegTM] Index Funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair value. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by each fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable fund on that business day if the orders are received by a fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with a fund. The funds do not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in a fund are expressed in terms of full and fractional shares of a fund. All investments in a fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of any fund may be suspended for a period of time and each fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in TimesSquare's opinion, they would disrupt the management of a fund. In addition, any rights of variable contractholders to exchange between funds is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Each fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

-  the NYSE closes for other than weekends and holidays
-  the SEC restricts trading on the NYSE;
- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or
-  the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in a fund. This might force the fund to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. Generally, a fund may distribute net realized capital gains only once a year. Each fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholders of the funds are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years or since a fund's commencement of operations. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request.

                       TimesSquare VP Money Market Fund


                                                                     For the Year Ended December 31,
                                               -------------------------------------------------------------------------
                                                 2003           2002           2001             2000               1999
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $1.00          $1.00          $1.00            $1.00             $1.00
Income from investment operations:
Net investment income (a)                          0.01           0.01           0.04             0.06              0.05
                                               --------       --------       --------         --------           -------
Total from investment operations                   0.01           0.01           0.04             0.06              0.05
                                               --------       --------       --------         --------           -------
Less dividends and distributions:
Dividends from net investment income             (0.01)         (0.01)         (0.04)           (0.06)            (0.05)
                                               --------       --------       --------         --------           -------
Total dividends and distributions                (0.01)         (0.01)         (0.04)           (0.06)            (0.05)
                                               --------       --------       --------         --------           -------
Net asset value, end of period                    $1.00          $1.00          $1.00            $1.00             $1.00
                                               ========       ========       ========         ========           =======
Total Return                                      0.77%          1.41%          3.73%            6.06%(b)          4.83%(b)
Ratios to Average Net Assets:
Gross expenses                                    0.44%          0.43%          0.48%            0.54%             0.64%
Fees and expenses waived by the Adviser           0.00%          0.00%          0.00%            0.04%             0.14%
Net expenses                                      0.44%          0.43%          0.48%            0.50%             0.50%
Net investment income                             0.78%          1.37%          3.53%            6.01%             4.72%
Net Assets, End of Period (000 omitted)        $385,116       $365,559       $217,305         $160,905           $31,345

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                      TimesSquare VP Core Plus Bond Fund


                                                                                                                From May 3,
                                                           For the Year Ended December 31,                       1999* to
                                            ------------------------------------------------------------       December 31,
                                                2003          2002             2001(e)           2000              1999
                                            -----------   ------------   ------------------   ----------   --------------------
Per Share Operating Performance:
Net asset value, beginning of period            $10.13          $9.70            $9.87            $9.53            $10.00
Income from investment operations
Net investment income (a)                         0.45           0.42             0.45             0.54              0.33
Net realized and unrealized gain (loss)           0.25           0.42             0.44             0.35            (0.48)
                                              --------       --------         --------          -------           -------
Total from investment operations                  0.70           0.84             0.89             0.89            (0.15)
                                              --------       --------         --------          -------           -------
Less dividends and distributions:
Dividends from net investment income            (0.69)         (0.41)           (0.94)           (0.55)            (0.32)
Distributions from net realized
 capital gains                                      --             --           (0.04)               --                --
Return of capital dividends                         --             --           (0.08)               --                --
                                              --------       --------         --------          -------           -------
Total dividends and distributions               (0.69)         (0.41)           (1.06)           (0.55)            (0.32)
                                              --------       --------         --------          -------           -------
Net asset value, end of period                  $10.14         $10.13            $9.70            $9.87             $9.53
                                              ========       ========         ========          =======           =======
Total Investment Return (b)                      6.98%          8.66%            9.06%            9.34%           (1.48)%(c)
Ratios to Average Net Assets:
Gross expenses                                   0.65%          0.62%            0.60%            0.70%             0.79%(d)
Fees and expenses waived or borne by
 the Adviser                                     0.15%          0.12%            0.10%            0.20%             0.29%(d)
Net expenses                                     0.50%          0.50%            0.50%            0.50%             0.50%(d)
Net investment income                            3.91%          4.24%            5.39%(e)         6.66%             6.09%(d)
Portfolio Turnover                                182%           518%             396%             320%              303%(c)
Net assets, End of Period (000 omitted)       $162,461       $149,727         $151,090          $84,014           $39,261

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c)  Not annualized.
(d)  Annualized.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.02 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
*    Commencement of operations

                    TimesSquare VP S&P 500[RegTM] Index Fund



                                                                            For the Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                         2003            2002            2001            2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                     $12.72         $17.31          $19.95          $22.83         $19.73
Income from investment operations:
Net investment income (a)                                  0.21           0.23            0.23            0.35           0.32
Net realized and unrealized gain (loss)                    3.38         (4.13)          (2.66)          (2.49)           3.75
                                                       --------       --------        --------        --------       --------
Total from investment operations                           3.59         (3.90)          (2.43)          (2.14)           4.07
                                                       --------       --------        --------        --------       --------
Less dividends and distributions:
From net investment income                               (0.30)         (0.22)          (0.21)          (0.44)         (0.51)
From capital gains                                       (0.18)         (0.47)              --          (0.30)         (0.46)
                                                       --------       --------        --------        --------       --------
Total dividends and distributions                        (0.48)         (0.69)          (0.21)          (0.74)         (0.97)
                                                       --------       --------        --------        --------       --------
Net asset value, end of period                           $15.83         $12.72          $17.31          $19.95         $22.83
                                                       ========       ========        ========        ========       ========
Total Return (b)                                         28.27%       (22.51)%        (12.18)%         (9.37)%         20.77%
Ratios to Average Net Assets:
Gross expenses                                            0.37%          0.37%           0.35%           0.36%          0.38%
Fees and expenses waived or borne by the Adviser          0.12%          0.12%           0.10%           0.11%          0.13%
Net expenses                                              0.25%          0.25%           0.25%           0.25%          0.25%
Net investment income                                     1.42%          1.32%           1.38%           1.64%          1.57%
Portfolio Turnover                                           2%             7%              2%              4%             3%
Net assets, End of Period (000 omitted)                $234,089       $187,293        $302,802        $292,739       $282,781

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

For investors who want more information about the funds, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the funds' investments is available in each fund's annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

   CIGNA Variable Products Group
   c/o TimesSquare Capital Management, Inc.
   280 Trumbull Street, H10G
   Hartford, CT 06103
   Telephone: 1.800.528.6718


Reports and other information about the funds are available on the EDGAR Database on the Commissions' Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.
CIGNA Variable Products Group
TimesSquare VP Money Market Fund
TimesSquare VP Core Plus Bond Fund
TimesSquare VP S&P 500[RegTM] Index Fund


(Investment Company Act file no. 811-5480)


[CIGNA LOGO]

--------------------------------------------------------------------------------
                          CIGNA VARIABLE PRODUCTS GROUP
--------------------------------------------------------------------------------

                        TIMESSQUARE VP MONEY MARKET FUND



Prospectus
May 1, 2004




[CIGNA LOGO]   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                Table of Contents

                                                                  Page Number


Summary.....................................................................1
Bar Chart and Performance Table.............................................2
Fees and Expenses of the Fund...............................................3
Investment Information......................................................4
Management of the Fund......................................................5
Pricing of Shares...........................................................5
Purchase and Redemption of Shares...........................................6
Distributions and Federal Income Tax Considerations.........................7
Financial Highlights........................................................8

Shares of the Money Market Fund are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").


SUMMARY


Fund investment objective             To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

Principal investment strategy         Invests exclusively in U.S. dollar denominated high-quality short-
                                      term money market instruments.

Principal risks of investing in the   A major change in interest rates or a default on the fund's investments
Fund                                  could cause the value of your investment in the fund to change.

                                      The fund is subject to credit risk, which is the risk that an issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

                                      An investment in the Money Market Fund is not insured or guaran-
                                      teed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

                                      Loss of money is a risk of investing in the fund.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year over the life of the fund. Performance data shown in the bar chart and table does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower.


The table shows how the fund's average annual returns for one year, five years and since inception compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the fund will perform in the future.



                      [TABULAR REPRESENTATION OF BAR CHART]


                   Money Market Fund -- Annual Total Returns


                          1997                     5.19%
                          1998                     5.14%
                          1999                     4.83%
                          2000                     6.06%
                          2001                     3.73%
                          2002                     1.41%
                          2003                     0.77%

During the period shown in the bar chart, the highest quarterly return was 1.55% (for the quarter ended 9/30/2000) and the lowest quarterly return was 0.15% (for the quarter ended 12/31/2003).

Money Market Fund -- Average Annual Total Returns for the periods ended December 31, 2003


                                                            Since Inception
                                                            ---------------
                               Past 1 year   Past 5 years   (commenced operations March 1, 1996)
                               -----------   ------------
Money Market Fund                  0.77%          3.33%     3.98%
3-Month U.S. Treasury bills        1.07%          3.50%     4.10%

The Money Market Fund's 7-day annualized yield as of December 31, 2003 was
0.59%.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.


Shareholder fees
(fees paid directly from your investments)

   Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)                                         None
   Maximum deferred sales charge (load)
     (as a percentage of offering price)                                   None
   Redemption fee (as a percentage of amount redeemed)                     None
   Exchange fee                                                            None


Annual Fund operating expenses
(expenses that are deducted from Fund assets)
   Management fees                                                        0.35%
   Distribution (12b-1) fees                                               None
   Other expenses (before waivers)                                        0.09%
   Total Annual Fund Operating Expenses                                   0.44%
   Waiver of Fund Expenses(1)                                             0.00%
   Total Actual Fund Operating Expenses                                   0.44%

(1) TimesSquare has contractually agreed to waive management fees and reimburse the fund if and to the extent total annual fund operating expenses exceed 0.50% of average daily net assets. TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does. Reimbursement arrangements can decrease a fund's expenses and boost its performance.


TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that that the fund's operating expenses remain the same in each year of the applicable period. The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    1 year          3 years         5 years          10 years
    $45             $141            $246             $555


INVESTMENT INFORMATION

Investment Objective and Policies

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in U.S. dollar denominated money market instruments such as commercial paper and U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements and time deposits, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

Operational Policies

The fund may follow policies that are more restrictive than the investment limitations set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

Changes in Policies.

The fund's Trustees may change the fund's investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

MANAGEMENT OF THE FUND

The investment adviser to the fund is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The fund will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the fund to continue uninterrupted. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's address is Four TimesSquare, 25th Floor, New York 10036.

Pursuant to a Master Investment Advisory Agreement, TimesSquare manages the investment and reinvestment of the assets of the funds.

Subject to the control and periodic review of the Board of Trustees, TimesSquare determines what investments shall be purchased, held, sold or exchanged by the funds. TimesSquare is also responsible for overall management of the business affairs of the funds.

TimesSquare's fee for managing the fund, as a percentage of the fund's average daily net assets, and excluding fee waivers, is 0.35%.

PRICING OF SHARES

The price of fund shares is based on the fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of the fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by each fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable fund on that business day if the orders are received by a fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with a fund. The funds do not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in a fund are expressed in terms of full and fractional shares of a fund. All investments in a fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of the fund may be suspended for a period of time and the fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in TimesSquare's opinion, they would disrupt the management of a fund. In addition, any rights of variable contractholders to exchange between funds is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the fund reserves the right to limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

The fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, the fund may suspend redemption or postpone payment for any period when:

-   the NYSE closes for other than weekends and holidays
-   the SEC restricts trading on the NYSE;
- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or
-   the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in a fund. This might force the fund to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The fund's policy is to distribute substantially all of its net investment income and net realized capital gains (if any) each year. Generally, a fund may distribute net realized capital gains only once a year. The fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

The fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. The fund intends to comply with these diversification requirements.

The sole shareholders of the fund are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years or since a fund's commencement of operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the fund's financial statements, are included in the annual reports, which are available upon request.


                                         TimesSquare VP Money Market Fund


                                                                     For the Year Ended December 31,
                                              -------------------------------------------------------------------------
                                                2003           2002           2001            2000               1999
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period             $1.00          $1.00          $1.00           $1.00              $1.00
Income from investment operations:
Net investment income (a)                         0.01           0.01           0.04            0.06               0.05
                                              --------       --------       --------        --------            -------
Total from investment operations                  0.01           0.01           0.04            0.06               0.05
                                              --------       --------       --------        --------            -------

Less dividends and distributions:
Dividends from net investment income            (0.01)         (0.01)         (0.04)          (0.06)             (0.05)
                                              --------       --------       --------        --------            -------
Total dividends and distributions               (0.01)         (0.01)         (0.04)          (0.06)             (0.05)
                                              --------       --------       --------        --------            -------

Net asset value, end of period                   $1.00          $1.00          $1.00           $1.00              $1.00
                                              ========       ========       ========        ========            =======

Total Return                                     0.77%          1.41%          3.73%           6.06%(b)           4.83%(b)

Ratios to Average Net Assets:
Gross expenses                                   0.44%          0.43%          0.48%           0.54%              0.64%
Fees and expenses waived by the Adviser          0.00%          0.00%          0.00%           0.04%              0.14%
Net expenses                                     0.44%          0.43%          0.48%           0.50%              0.50%
Net investment income                            0.78%          1.37%          3.53%           6.01%              4.72%

Net Assets, End of Period (000 omitted)       $385,116       $365,559       $217,305        $160,905            $31,345

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

For investors who want more information about the fund, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the fund by contacting the fund at:


   CIGNA Variable Products Group
   c/o TimesSquare Capital Management, Inc.
   280 Trumbull Street, H10G
   Hartford, CT 06103
   Telephone: 1.800.528.6718


Reports and other information about the fund are available on the EDGAR Database on the Commissions' Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.


CIGNA Variable Products Group

TimesSquare VP Money Market Fund

(Investment Company Act file no. 811-5480)


[CIGNA LOGO]

--------------------------------------------------------------------------------
                         CIGNA VARIABLE PRODUCTS GROUP
--------------------------------------------------------------------------------

TIMESSQUARE VP MONEY MARKET FUND

TIMESSQUARE VP S&P[REGTM] 500 INDEX FUND



Prospectus
May 1, 2004



[CIGNA LOGO]   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               Table of Contents

                                                                  Page Number


Summary.....................................................................1
Bar Charts and Performance Tables...........................................2
Fees and Expenses of the Funds..............................................4
Investment Information......................................................5
Management of the Funds.....................................................7
Pricing of Shares...........................................................8
Purchase and Redemption of Shares...........................................9
Distributions and Federal Income Tax Considerations........................10
Financial Highlights.......................................................11

Shares of the funds offered by this prospectus are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").


SUMMARY



Fund investment objective
-------------------------

Money Market Fund:               To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

S&P 500 Index Fund:              To provide long-term growth of capital by investing principally in common stocks.

Principal investment strategies
-------------------------------

Money Market Fund:               Invests exclusively in U.S. dollar denominated high-quality short-
                                 term money market instruments.

S&P 500 Index Fund:              Attempts to replicate the composition and total return, reduced by fund expenses, of the Standard & Poor's 500 Composite Stock
                                 Price Index (S&P 500) by investing in common stocks of compa-
                                 nies which make up the S&P 500. Normally, the fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded con-
                                 tracts on the S&P 500.

Principal risks of investing in the Funds
-----------------------------------------

Money Market Fund:               A major change in interest rates or a default on the fund's invest-
                                 ments could cause the value of your investment in the fund to change.

                                 The fund is subject to credit risk, which is the risk that an issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

                                 An investment in the Money Market Fund is not insured or guaran-
                                 teed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

S&P 500 Index Fund:   The fund is subject to market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                      The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

                      Loss of money is a risk of investing in any of the funds.


BAR CHARTS AND PERFORMANCE TABLES


The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over the life of the funds. Performance data shown in the bar charts and tables does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower.

The tables show how the funds' average annual returns for one, five and ten years (or life of fund, whichever is shorter) compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the fund will perform in the future.


                     [TABULAR REPRESENTATION OF BAR CHART]

                   Money Market Fund -- Annual Total Returns

                      1997                          5.19%
                      1998                          5.14%
                      1999                          4.83%
                      2000                          6.06%
                      2001                          3.73%
                      2002                          1.41%
                      2003                          0.77%

During the period shown in the bar chart, the highest quarterly return was 1.55% (for the quarter ended 9/30/2000) and the lowest quarterly return was 0.15% (for the quarter ended 12/31/2003).

Money Market Fund
Average Annual Total Returns
for the periods ended December 31, 2003

                                                           Since Inception
                                                           ---------------
                              Past 1 year   Past 5 years   (commenced operations March 1, 1996)
                              -----------   ------------
Money Market Fund             0.77%          3.33%         3.98%
3-Month U.S. Treasury bills   1.07%          3.50%         4.10%

The Money Market Fund's 7-day annualized yield as of December 31, 2003 was
0.59%.

                     [TABULAR REPRESENTATION OF BAR CHART]

                 S&P 500(R) Index Fund -- Annual Total Returns

                    1994                              0.67%
                    1995                             36.82%
                    1996                             22.48%
                    1997                             33.35%
                    1998                             28.60%
                    1999                             20.77%
                    2000                             -9.37%
                    2001                            -12.18%
                    2002                            -22.51%
                    2003                             28.27%


During the ten-year period shown in the bar chart, the highest quarterly return was 21.47% (for the quarter ended 12/31/98) and the lowest quarterly return was -17.36% (for the quarter ended 9/30/2002).


S&P 500[RegTM] Index Fund
Average Annual Total Returns
for the periods ended December 31, 2003


                              Past 1 year     Past 5 years     Past 10 years
                              -----------     ------------     -------------
S&P 500[RegTM] Index Fund     28.27%          -0.91%           10.70%
S&P 500 Index                 28.68%          -0.57%           11.06%

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.


                                                             Money       S&P 500[RegTM]
                                                             Market          Index
                                                              Fund            Fund
Shareholder fees                                              ----            ----
(fees paid directly from your investments)
   Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)                      None            None
   Maximum deferred sales charge (load)
     (as a percentage of offering price)                      None            None
   Redemption fee (as a percentage of amount redeemed)        None            None
   Exchange fee                                               None            None

Annual Fund operating expenses
(expenses that are deducted from Fund assets)

   Management fees                                           0.35%           0.25%
   Distribution (12b-1) fees                                  None            None
   Other expenses (before waivers)                           0.09%           0.12%
   Total Annual Fund Operating Expenses                      0.44%           0.37%
   Waiver of Fund Expenses(1)                                0.00%          -0.12%
   Total Actual Fund Operating Expenses                      0.44%           0.25%

(1) TimesSquare has contractually agreed to waive management fees and reimburse the funds if and to the extent total annual fund operating expenses exceed 0.50% of average daily net assets for the Money Market Fund and 0.25% for the S&P 500[RegTM] Index Fund. TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does. Reimbursement arrangements can decrease a fund's expenses and boost its performance.


TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

Example

This Example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that that a fund's operating expenses remain the same in each year of the applicable period. The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and does not reflect charges and deductions which are or may be imposed under

Variable Contracts or Qualified Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Money Market Fund
   1 year   3 years   5 years   10 years
   $45      $141      $246      $555


S&P 500[RegTM] Index Fund
   1 year   3 years   5 years   10 years
   $38      $119      $208      $468


INVESTMENT INFORMATION

Money Market Fund

Investment Objective and Policies

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in U.S. dollar denominated money market instruments such as commercial paper and U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements and time deposits, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

Operational Policies

The fund may follow policies that are more restrictive than the investment limitations set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

S&P 500 Index Fund
Investment Objective, Principal Strategies and Related Risks

The primary objective of the fund is long-term growth of capital by investing principally in common stocks.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the S&P 500 is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues at all times.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as Money Market Fund shares, certificates of deposit, commercial paper, commercial loan participations, bankers' acceptances, U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by TimesSquare. Except in extraordinary circumstances, the fund will not invest in short-term fixed income securities or hold assets in cash for temporary, defensive purposes.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the record or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Temporary, Defensive Positions.

The S&P 500 Index Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies by investing in short-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The S&P 500 Index Fund will take temporary defensive positions only in extraordinary circumstances.

Short-Term Investments.

The S&P 500 Index Fund may, pursuant to an order obtained by CIGNA Variable Products Group from the Securities and Exchange Commission, invest its cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for the S&P 500 Index Fund by the amount of the advisory fee incurred by the fund in connection with its investments in the Money Market Fund.

Changes in Policies.

The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

MANAGEMENT OF THE FUNDS

The investment adviser to the funds is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The funds will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the funds to continue uninterrupted. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's address is Four TimesSquare, 25th Floor, New York 10036.

Pursuant to a Master Investment Advisory Agreement, TimesSquare manages the investment and reinvestment of the assets of the funds.

Subject to the control and periodic review of the Board of Trustees, TimesSquare determines what investments shall be purchased, held, sold or exchanged by the funds. TimesSquare is also responsible for overall management of the business affairs of the funds.

TimesSquare's fee for managing the funds, as a percentage of each fund's average daily net assets, and excluding fee waivers, is as follows:


  Money Market Fund          --          0.35%
  S&P 500 Index Fund         --          0.25%


PRICING OF SHARES

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The S&P 500 Index Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. The fund translates prices for any investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by each fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable fund on that business day if the orders are received by a fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with a fund. The funds do not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in a fund are expressed in terms of full and fractional shares of a fund. All investments in a fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of any fund may be suspended for a period of time and each fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in TimesSquare's opinion, they would disrupt the management of a fund. In addition, any rights of variable contractholders to exchange between funds is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Each fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays
- the SEC restricts trading on the NYSE;
- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or
- the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in a fund. This might force the fund to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. Generally, a fund may distribute net realized capital gains only once a year. Each fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholders of the funds are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years or since a fund's commencement of operations. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request.


                        TimesSquare VP Money Market Fund


                                                                      For the Year Ended December 31,
                                            ----------------------------------------------------------------------------
                                                2003           2002           2001              2000             1999
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period             $1.00          $1.00          $1.00            $1.00            $1.00
Income from investment operations:
Net investment income (a)                         0.01           0.01           0.04             0.06             0.05
                                              --------       --------       --------         --------         --------
Total from investment operations                  0.01           0.01           0.04             0.06             0.05
                                              --------       --------       --------         --------         --------
Less dividends and distributions:
Dividends from net investment income            (0.01)         (0.01)         (0.04)           (0.06)           (0.05)
                                              --------       --------       --------         --------         --------
Total dividends and distributions               (0.01)         (0.01)         (0.04)           (0.06)           (0.05)
                                              --------       --------       --------         --------         --------
Net asset value, end of period                   $1.00          $1.00          $1.00            $1.00            $1.00
                                              ========       ========       ========         ========         ========
Total Return                                     0.77%          1.41%          3.73%            6.06%(b)         4.83%(b)
Ratios to Average Net Assets:
Gross expenses                                   0.44%          0.43%          0.48%            0.54%            0.64%
Fees and expenses waived by the Adviser          0.00%          0.00%          0.00%            0.04%            0.14%
Net expenses                                     0.44%          0.43%          0.48%            0.50%            0.50%
Net investment income                            0.78%          1.37%          3.53%            6.01%            4.72%
Net Assets, End of Period (000 omitted)       $385,116       $365,559       $217,305         $160,905          $31,345

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                   TimesSquare VP S&P 500[RegTM] Index Fund


                                                                          For the Year Ended December 31,
                                                     ------------------------------------------------------------------------
                                                         2003          2002            2001            2000           1999
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                    $12.72         $17.31          $19.95          $22.83         $19.73
Income from investment operations:
Net investment income (a)                                 0.21           0.23            0.23            0.35           0.32
Net realized and unrealized gain (loss)                   3.38         (4.13)          (2.66)          (2.49)           3.75
                                                      --------       --------        --------         -------       --------
Total from investment operations                          3.59         (3.90)          (2.43)          (2.14)           4.07
                                                      --------       --------        --------         -------       --------
Less dividends and distributions:
From net investment income                              (0.30)         (0.22)          (0.21)          (0.44)         (0.51)
From capital gains                                      (0.18)         (0.47)             --           (0.30)         (0.46)
                                                      --------       --------        --------         -------       --------
Total dividends and distributions                       (0.48)         (0.69)          (0.21)          (0.74)         (0.97)
                                                      --------       --------        --------         -------       --------
Net asset value, end of period                          $15.83         $12.72          $17.31          $19.95         $22.83
                                                      ========       ========        ========         =======       ========
Total Return (b)                                        28.27%       (22.51)%        (12.18)%         (9.37)%         20.77%
Ratios to Average Net Assets:
Gross expenses                                           0.37%          0.37%           0.35%           0.36%          0.38%
Fees and expenses waived or borne by the Adviser         0.12%          0.12%           0.10%           0.11%          0.13%
Net expenses                                             0.25%          0.25%           0.25%           0.25%          0.25%
Net investment income                                    1.42%          1.32%           1.38%           1.64%          1.57%
Portfolio Turnover                                          2%             7%              2%              4%             3%
Net assets, End of Period (000 omitted)               $234,089       $187,293        $302,802        $292,739       $282,781

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

For investors who want more information about the funds, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the funds' investments is available in each fund's annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:


   CIGNA Variable Products Group
   c/o TimesSquare Capital Management, Inc.
   280 Trumbull Street, H1OG
   Hartford, CT 06103
   Telephone: 1.800.528.6718


Reports and other information about the funds are available on the EDGAR Database on the Commissions' Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.


CIGNA Variable Products Group

TimesSquare VP Money Market Fund
TimesSquare VP S&P 500[RegTM] Index Fund

(Investment Company Act file no. 811-5480)


[CIGNA LOGO]

CIGNA Variable Products Group


TimesSquare VP
S&P 500(R) Index Fund



Prospectus
May 1, 2004



--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
--------------------------------------------------------------------------------


[CIGNA LOGO]

                                Table of Contents

                                                                          Page
                                                                         Number
                                                                        -------
SUMMARY .................................................................  1
BAR CHART AND PERFORMANCE TABLE .........................................  2
FEES AND EXPENSES OF THE FUND ...........................................  3
INVESTMENT INFORMATION ..................................................  5
MANAGEMENT OF THE FUND ..................................................  6
PRICING OF SHARES .......................................................  6
PURCHASE AND REDEMPTION OF SHARES .......................................  7
DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS .....................  8
FINANCIAL HIGHLIGHTS ....................................................  9


Shares of the S&P 500(R) Index Fund are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").



                                     SUMMARY


Fund investment objective                  To provide long-term growth of capital by investing principally in common stocks.

Principal investment strategies            Attempts to replicate the composition and total return, reduced by fund expenses, of the
                                           Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing in common stocks of companies which make up the S&P 500. Normally, the fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded contracts on the S&P 500.

Principal risks of investing in the Fund   The fund is subject to market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

Loss of money is a risk of investing in the fund.

                         BAR CHART AND PERFORMANCE TABLE

     The bar chart and table shown below provide some indication of the risks of investing in the fund. The bar charts show changes in the performance of the fund's shares from year to year over the life of the fund. Performance data shown in the bar chart and tables does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower.

     The table shows how the fund's average annual returns for one, five and ten years compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the fund will perform in the future.


[THE FOLLOWING DATA WAS PRESENTED AS A BAR CHART IN THE ORIGINAL DOCUMENT]

1994            0.67%
1995           36.82%
1996           22.48%
1997           33.35%
1998           28.60%
1999           20.77%
2000           -9.37%
2001          -12.18%
2002          -22.51%
2003           28.27%


     During the ten-year period shown in the bar chart, the highest quarterly return was 21.47% (for the quarter ended 12/31/98) and the lowest quarterly return was -17.36% (for the quarter ended 9/30/2002).


                              ---------------------
                              S&P 500(R) Index Fund
                              ---------------------

                          Average Annual Total Returns
                     for the periods ended December 31, 2003


                                        Past 1 year     Past 5 years     Past 10 years
                                       -------------   --------------   --------------
S&P 500(R) Index Fund ..............        28.27%          -0.91%           10.70%
S&P 500 Index ......................        28.68%          -0.57%           11.06%

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.

                                Shareholder fees
                  (fees paid directly from your investments)


--------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)        None
Maximum deferred sales charge (load) (as a percentage of offering price) ............       None
Redemption fee (as a percentage of amount redeemed) .................................       None
Exchange fee ........................................................................       None

                         Annual Fund operating expenses
                  (expenses that are deducted from Fund assets)
Management fees .....................................................................       0.25%
Distribution (12b-1) fees ...........................................................       None
Other expenses (before waivers) .....................................................       0.12%
Total Annual Fund Operating Expenses ................................................       0.37%
Waiver of Fund Expenses (1) .........................................................      (0.12%)
Total Actual Fund Operating Expenses ................................................       0.25%


-------
(1) TimesSquare has contractually agreed to waive management fees and reimburse the fund if and to the extent total annual fund operating expenses exceed 0.25% of the fund's average daily net assets. TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does. Reimbursement arrangements can decrease a fund's expenses and boost its performance.

TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

                                     EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that that the fund's operating expenses remain the same in each year of the applicable period. The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year     3 years     5 years     10 years
                ----------------------------------------------
                  $38         $119        $208        $468

INVESTMENT INFORMATION
--------------------------------------------------------------------------------
Investment Objective, Principal Strategies and Related Risks
--------------------------------------------------------------------------------
The primary objective of the fund is long-term growth of capital by investing principally in common stocks.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the S&P 500 is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues at all times.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as Money Market Fund shares, certificates of deposit, commercial paper, commercial loan participations, bankers' acceptances, U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by TimesSquare. Except in extraordinary circumstances, the fund will not invest in short-term fixed income securities or hold assets in cash for temporary, defensive purposes.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the record or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND

EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Temporary, Defensive Positions. The S&P 500 Index Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies by investing in short-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The S&P 500 Index Fund will take temporary defensive positions only in extraordinary circumstances.

Short-Term Investments. The S&P 500 Index Fund may, pursuant to an order obtained by CIGNA Variable Products Group from the Securities and Exchange Commission, invest its cash balances that have not been invested in portfolio securities in TimesSquare VP Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for the S&P 500 Index Fund by the amount of the advisory fee incurred by the fund in connection with its investments in the Money Market Fund.

Changes in Policies. The fund's Trustees may change the fund's investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
The investment adviser to the fund is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The fund will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the fund to continue uninterrupted. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's mailing address is Four Times Square, 25th Floor, New York, NY 10036.

Pursuant to a Master Investment Advisory Agreement, TimesSquare manages the investment and reinvestment of the assets of the fund.

Subject to the control and periodic review of the Board of Trustees, TimesSquare determines what investments shall be purchased, held, sold or exchanged by the fund. TimesSquare is also responsible for overall management of the business affairs of the fund.

TimesSquare's fee for managing the fund, as a percentage of the fund's average daily net assets, and excluding fee waivers, is 0.25%.


PRICING OF SHARES
--------------------------------------------------------------------------------
The price of fund shares is based on the fund's net asset value. The fund's custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of the fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The S&P(R) 500 Index Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. The fund translates prices for any investments quoted in foreign currencies into U.S. dol-lars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.


PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------
Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by the fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable fund on that business day if the orders are received by the fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with the fund. The fund does not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in the fund are expressed in terms of full and fractional shares of a fund. All investments in the fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of the fund may be suspended for a period of time and the fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in TimesSquare's opinion, they would disrupt the management of the fund. In addition, any rights of variable contractholders to exchange between funds is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the fund reserves the right to limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

The fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

--   the NYSE closes for other than weekends and holidays

--   the SEC restricts trading on the NYSE;

-- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

--   the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that it offers its shares to Qualified

Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in a fund. This might force the fund to sell portfolio securities at disadvantageous prices.


DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
The fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. Generally, a fund may distribute net realized capital gains only once a year. The fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

The fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. The fund intends to comply with these diversification requirements.

The sole shareholders of the fund are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years or since a fund's commencement of operations. Certain information reflects financial results for a single fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the fund's financial statements, are included in the annual reports, which are available upon request.

                    ----------------------------------------
                      TimesSquare VP S&P 500(R) Index Fund
                    ----------------------------------------


                                                                         For the Year Ended December 31,
                                                       2003           2002            2001            2000           1999
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ............    $  12.72       $  17.31        $  19.95         $  22.83      $  19.73
                                                     --------       --------        --------         --------      --------
Income from investment operations:
Net investment income (a) .......................        0.21           0.23            0.23             0.35          0.32
Net realized and unrealized gain (loss) .........        3.38          (4.13)          (2.66)           (2.49)         3.75
                                                     --------       --------        --------         --------      --------
Total from investment operations ................        3.59          (3.90)          (2.43)           (2.14)         4.07
                                                     --------       --------        --------         --------      --------
Less dividends and distributions:
From net investment income ......................       (0.30)         (0.22)          (0.21)           (0.44)        (0.51)
From capital gains ..............................       (0.18)         (0.47)             --            (0.30)        (0.46)
                                                     --------       --------        --------         --------      --------
Total dividends and distributions ...............       (0.48)         (0.69)          (0.21)           (0.74)        (0.97)
                                                     --------       --------        --------         --------      --------
Net asset value, end of period ..................    $  15.83       $  12.72        $  17.31         $  19.95      $  22.83
                                                     ========       ========        ========         ========      ========
Total Return (b) ................................       28.27%        (22.51)%        (12.18)%          (9.37)%       20.77%
Ratios to Average Net Assets:
Gross expenses ..................................        0.37%          0.37%           0.35%            0.36%         0.38%
Fees and expenses waived or borne by the
 Adviser ........................................        0.12%          0.12%           0.10%            0.11%         0.13%
Net expenses ....................................        0.25%          0.25%           0.25%            0.25%         0.25%
Net investment income ...........................        1.42%          1.32%           1.38%            1.64%         1.57%
Portfolio Turnover ..............................           2%             7%              2%               4%            3%

Net assets, End of Period (000 omitted) .........    $234,089       $187,293        $302,802         $292,739      $282,781

-------
(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

For investors who want more information about the fund, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:
      CIGNA Variable Products Group
      c/o TimesSquare Capital Management, Inc.
      280 Trumbull Street, H10G
      Hartford, CT 06103

      Telephone: 1.800.528.6718


Reports and other information about the fund are available on the EDGAR Database on the Commissions' Internet site at http://www.sec.gov. Copies of this information may be obtained after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090

      CIGNA Variable Products Group
      TimesSquare VP S&P 500(R) Index Fund
      (Investment Company Act file no. 811-5480)


[CIGNA LOGO]

             C I G N A  V A R I A B L E  P R O D U C T S  G R O U P




                        TimesSquare VP Money Market Fund
                       TimesSquare VP Core Plus Bond Fund
                        TimesSquare VP S&P 500 Index Fund

         S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N


                                M A Y 1, 2 0 0 4


=============================================================================


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses for CIGNA Variable Products Group, (the series of CIGNA Variable Products Group are referred to as the "Funds" and each separately as a "Fund"), having the same date as the date of this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. No investment in shares of any of the Funds should be made without first reading the prospectus for the Funds. A copy of the prospectus for the Funds may be obtained from CIGNA Variable Products Group c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H10G Hartford, CT 06103.

The financial statements for each of the Funds of CIGNA Variable Products Group for fiscal year ended December 31, 2003 as contained in the Annual Reports to Shareholders dated December 31, 2003 are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2003 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose report thereon also is incorporated herein by reference. The Shareholder Reports are available, without charge, upon request, by calling 1-800-528-6718.


The financial statements of the Funds will be delivered with this Statement of Additional Information.

                                TABLE OF CONTENTS


                                                                            PAGE

General Information about the Funds......................................    3

The Funds, Their Investment Objectives and Policies......................    4

Money Market Fund........................................................    4

Core Plus Bond Fund......................................................    5

S&P 500 Index Fund.......................................................   16

Matters Relating to All Funds............................................   17

Investment Restrictions..................................................   24

Taxation of the Fund.....................................................   26

Activities of Affiliated Companies.......................................   28

Control Persons and Principal Holders of Securities......................   28

Management of the Funds..................................................   28

Codes of Ethics .........................................................   34

Investment Advisory and Other Services...................................   34

Proxy Voting Policies....................................................   36

Principal Underwriter....................................................   36

Custodian and Transfer Agent.............................................   36

Independent Accountants..................................................   36

Portfolio Turnover, Brokerage Allocation and Other Practices.............   36

Capital Stock and Other Securities.......................................   38

Calculation of Performance Data..........................................   38

Purchase, Redemption and Pricing of Shares...............................   41

Limitation on Transfers..................................................   42

Ratings of Securities....................................................   42

GENERAL INFORMATION ABOUT THE FUNDS

The Trust offers three series or Funds for sale:

TimesSquare VP Money Market Fund
TimesSquare VP Core Plus Bond Fund
TimesSquare VP S&P 500 Index Fund

------------------

Prior to January 2, 1996 the sole series of the Trust was the S&P 500 Index Fund, which was formerly known as Companion Fund. The Money Market Fund commenced operations in March 1996 and the Core Plus Bond Fund commenced operations in May 1999. Prior to May 1, 2002, the Funds were known as CIGNA Variable Products Money Market Fund, CIGNA Variable Products S&P 500 Index Fund, and CIGNA Variable Products Investment Grade Bond Fund, respectively.

Prior to November 9, 1993, Companion Fund sought to fulfill its investment objective through an active management strategy, investing primarily in common stocks of established medium to large-size companies selected by TimesSquare Capital Management, Inc. ("TimesSquare"), its investment adviser, as having prospects for above-average earnings growth. On that date, at the request of Connecticut General Life Insurance Company ("CG Life") (which on its own behalf and through its separate accounts was the Fund's sole shareholder), the Board of Trustees of the Trust authorized TimesSquare to change Companion Fund's investment strategy to the indexation approach described in the prospectus.

CIGNA Variable Products Group is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, and was organized as a Massachusetts business trust pursuant to a Second Amended and Restated Master Trust Agreement dated July 28, 1998, as amended. On April 26, 1988, the Trust acquired the assets and liabilities of Companion Fund, a series of shares of CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group). As mentioned above, Companion Fund is now known as the S&P 500 Index Fund. Under the Master Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

Each Fund is a separate series of the Trust. The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, are specifically allocated to the appropriate Fund, subject only to the rights of creditors. They constitute the underlying assets of each of Fund, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal, proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Upon any liquidation of the Trust, shareholders of a Fund are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES

CLASSIFICATION

The Funds are diversified, open-end management investment companies.

INVESTMENT STRATEGIES AND RISKS

MONEY MARKET FUND

The types of money market instruments in which the Money Market Fund presently invests are listed in the prospectus and in this Statement of Additional Information. If the Trustees determine that it may be advantageous to invest in other types of money market instruments, the Money Market Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions.

OBLIGATIONS OF DEPOSITORY INSTITUTIONS AND COMMERCIAL PAPER OF FOREIGN ISSUERS. As discussed in the Prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks compared to the risks of obligations of U.S. institutions. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). TimesSquare will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. These investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

RATING AGENCIES. The Money Market Fund's investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (a "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six
NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group.

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

RULE 2a-7. The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value of the Money Market Funds, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having this result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Money Market Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

CORE PLUS BOND FUND

In pursuing its investment objective, the Core Plus Bond Fund will principally invest in the following types of interest-bearing securities:

     (1) Marketable debt securities that are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or
          BBB).

     (2)  U.S. Government securities, as described below.

     (3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by TimesSquare to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that these obligations shall have such qualities.

     (4) Money market instruments eligible for purchase by the Money Market Fund, which instruments are considered by TimesSquare to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

     (5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The balance of the Core Plus Bond Fund's assets may be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Core Plus Bond Fund also may purchase and sell interest rate futures contracts and purchase options on futures contracts as described under "Futures Contracts" and "Options on Futures Contracts."

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.
Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

Considerations of liquidity and preservation of capital mean that the Core Plus Bond Fund may not necessarily invest in instruments paying the highest available yield at a particular time. This Fund may, consistent with its investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. This Fund will also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be held by this Fund, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of securities of the type in which this Fund may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

The Core Plus Bond Fund may also invest in:

SWAP AGREEMENTS. The Core Plus Bond Fund may enter into swap agreements such as interest rate, index and currency exchange rate swaps. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by TimesSquare, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.
Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on TimesSquare's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

BRADY BONDS. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. A participating fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. The Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

The Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund will invest in convertible securities without regard to their credit rating.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations.

The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and the Fund will therefore not purchase any asset-backed securities that would cause 25% or more of the Fund's net assets at the time of purchase to be invested in asset-backed securities.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

WHEN-ISSUED, DELAYED DELIVERY, FORWARD COMMITMENT AND "ROLL" TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by its investment adviser in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchase may result in a form of leverage. When a fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. The Fund may also enter into "roll" transactions, which consist of the sale of mortgage-backed or other securities or forward commitments with a commitment (for which the Fund typically receives a fee) to purchase similar, but not identical, securities at a future date.

ZERO COUPONS, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fund may invest in Zero Coupon, Pay-In-Kind and Deferred Payment Securities. These securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Fund may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

STRUCTURED NOTES. The Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P
500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to be come illiquid. The Fund will use Structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

PREFERRED STOCKS, COMMON STOCKS, WARRANTS. The Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objectives and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, TimesSquare will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, a Fund will not invest more than 10% of its assets in preferred stock.

The Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

JUNK BONDS. As noted in the prospectus, the Fund may purchase debt securities rated below investment grade, i.e., securities that are rated Ba or lower by Moody's Investors Services or BB or lower by Standard & Poor's Corporation.

Included among the below investment-grade, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of these securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of below investment-grade bonds are typically higher than those associated with the purchase of high grade bonds.


Below investment-grade securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for below investment-grade bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of below investment-grade bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.


Also, issuers of below investment-grade bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the high yield securities in which a Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for below investment-grade bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the below investment-grade bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. Below investment-grade bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of below investment-grade bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in below investment-grade bonds may further adversely affect the market for such bonds.

MUNICIPAL OBLIGATIONS. The Fund may invest in "Municipal obligations", which are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications - General Obligation Bonds and Revenue Bonds.

General Obligation Bonds - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.


Industrial Development Bonds - are a type of revenue bond and do not generally constitute the ledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

Tax Anticipation Notes - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal bonds - are bonds no longer secured by the credit of the issuing entity having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

Tax Free Floating and Variable Rate Demand Notes - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.

S&P 500 INDEX FUND

The S&P 500 Index Fund seeks long-term growth of capital by investing primarily in common stocks. Realization of current income is an incidental consideration, although it is hoped that growth in income will accompany growth in capital. The portfolio of the Fund normally will consist primarily of equity securities of companies that compose the S&P 500.

The Fund also may invest in certain short-term fixed income securities, stock index futures and options on futures, as more fully described in the prospectus.


MATTERS RELATING TO ALL FUNDS


Except as described under "Fund Policies," the foregoing investment policies are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objectives without the required shareholder vote as set forth in "Fund Policies" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for the Money Market
Fund) of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. TimesSquare determines the liquidity of the Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

BORROWING. Each Fund may borrow from banks or through reverse repurchase agreements to the extent permitted by the 1940 Act. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Under the 1940 Act as currently in effect, a fund may borrow from any lender only for temporary purposes in an amount not exceeding 5% of its total assets, and may borrow from a bank in an amount not exceeding 33 1/3% of its total assets.

FUTURES CONTRACTS. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index.

Generally, a fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the fund intends to purchase. When the fund anticipates a market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the fund's portfolio of securities, the fund may sell stock index futures contracts. The S&P 500 Index Fund's use of stock index futures is discussed in the prospectus, and includes using available cash to purchase S&P 500 futures contracts pending investment in the S&P 500 or to meet anticipated short-term cash needs.

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. The Core Plus Bond Fund may enter into interest rate futures contracts for the purpose of hedging debt securities in its portfolio or the value of debt securities which the Fund intends to purchase, and for non-hedging purposes as a means of implementing Fund strategy. For example, the Fund may invest in interest rate futures contracts as substitutes for investments in securities or to achieve desired portfolio characteristics.

In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, and may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency. The Funds may also use options on futures contracts for non-hedging purposes as a means of implementing Fund strategy.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency that are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency that are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risks described in this section also pertain where a Fund uses futures contracts and related options for non-hedging purposes as well as for hedging purposes.

Successful use of hedging instruments by a Fund is also subject to TimesSquare's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by TimesSquare of general market trends may not result in a completely successful hedging transaction.

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline.

If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the portfolio of the Fund to suffer losses, which it would not otherwise sustain.

FOREIGN CURRENCY TRANSACTIONS. A Fund permitted to hold securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and for non-hedging purposes as a means of implementing Fund strategy. For example, a Fund may engage in currency exchange transactions such as forward currency contracts as substitutes for investments in securities denominated in foreign currency. The risks described below apply to the use of foreign currency transactions for hedging as well as for non-hedging purposes.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options. American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.
Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities, which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from the increase in value of such currency.

Regardless of whether TimesSquare determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of cash and cash equivalents, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that the Fund will be able to close a forward contract prior to maturity and, under such circumstances, the Fund may have exposure to adverse changes in exchange rates.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owing and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on TimesSquare's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Each Fund (except the Money Market Fund, to a limited degree) limits the amount of total assets that it will invest in any one issuer or in issues within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations requires the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

SECURITIES LENDING. A Fund may lend securities to parties such as broker-dealers or institutional investors.

Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by TimesSquare to be of good standing. Furthermore, they will only be made if, in TimesSquare's judgment, the consideration to be earned from such loans would justify the risk.

TimesSquare understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS. A Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.


MONEY MARKET INSTRUMENTS, AND THE MONEY MARKET FUND. Each Fund may invest in U.S. Government Direct Obligations, U.S. Government Agency Securities, Certificates of Deposit, Commercial Paper and Repurchase Agreements. See "Money Market Fund" earlier in this Statement of Additional Information for a description of these instruments. The S&P 500 Fund and the Core Plus Bond Fund may also invest in the Money Market Fund. Funds investing in the Money Market Fund effectively do not pay advisory fees to the Money Market Fund and thus do not pay duplicative advisory fees, as TimesSquare waives a portion of its advisory fees due from those Funds in an amount that offsets the advisory fee it receives from the Money Market Fund in respect to those investments.

TEMPORARY INVESTMENTS. When a Fund's investment adviser believes that a change in economic, financial, or political conditions make it advisable, the Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.


POLICIES RELATING TO THE NAMES OF CERTAIN FUNDS. The following Funds have adopted the following policies (the "Name Policies"). These policies may be changed without shareholder approval.


     TIMESSQUARE VP S&P 500 INDEX FUND - Normally, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded contracts on the S&P 500.

     TIMESSQUARE VP CORE PLUS BOND FUND - Normally, the Fund will invest at least 80% of its total assets in fixed income securities issued by U.S. and foreign governments and companies and derivative instruments with similar economic characteristics. For purposes of the Core Plus Bond Fund's Name Policy, Money Market Fund shares will be considered fixed income securities.


Each of these Funds will provide its shareholders with at least 60 days prior notice of any change in its respective Name Policy. Any such notice will:

     1.   Be provided in plain English in a separate written document;
     2. Will contain the following statement, or similar clear and understandable statement, in bold-face type:
          "Important Notice Regarding Change in Investment Policy"; and
     3. The statement contained in 2 above also will appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, the statement will appear either on the notice or on the envelope in which the notice is delivered.

For purposes of these Name Policies, "assets" means a Fund's net assets, plus the amount of any borrowings for investment purposes.


TURNOVER. The Core Plus Bond Fund had lower turnover in 2003 than in the two most recently completed fiscal years, primarily due to reduced trading in mortgage backed securities.


FUNDAMENTAL FUND POLICIES

The Funds are subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of that Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


INVESTMENT RESTRICTIONS

Each Fund is subject to the following investment restrictions, unless otherwise noted, which may not be changed without the approval of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy (see "Ownership of Fund Shares" in the Funds' prospectus for a description of the individual's rights with respect to giving voting instructions to Life Companies).

Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

A Fund may not:


1. As to the Money Market Fund, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer (for the Core Plus Bond Fund, this restriction applies only as to 75% of its assets), except (a) bank certificates of deposit and obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, and (b) up to 25% of the Money Market Fund's total assets taken at current value may be invested without regard to such 5% limitation in bankers' acceptances in which the Fund may invest consistent with its investment policies. The S&P 500 Index Fund, with respect to 75% of its total assets, will not invest in the securities of any issuer (except for bank certificates of deposit, securities of other investment companies, and government securities) if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer.


2. Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes, all preferred stocks of any issuer are regarded as a single class, and all debt securities of an issuer are regarded as a single class.)

3. Concentrate more than 25% of its assets in any one industry, except that the Money Market Fund may invest up to 100% of its assets in the domestic banking industry.

4. Make investments for the purpose of gaining control of a company's management.

5. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issuer as, and equal in amount to, the securities sold short.

6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin payments in connection with transactions in stock index futures contracts, financial futures contracts and related options thereon will not be deemed to be a purchase of securities on margin by a Fund.

7. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

8. Make loans, except (a) by purchase of debt obligations and through repurchase agreements, provided, however, that repurchase agreements maturing in more than seven days will not exceed 10% of a Fund's total assets (taken at current value) and (b) through the lending of its portfolio securities with respect to not more than 25% of its total assets. (As a matter of policy, securities loans would be made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents at least equal at all times to the value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing short-term securities or receive a fee from the borrower. The Fund may call such loans in order to sell the securities involved or to exercise voting or other rights available to it as beneficial owner of the securities involved.)

9. Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, except that the Funds may enter into stock index futures contracts and financial futures contracts and the Core Plus Bond Fund may enter into swap agreements. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the Fund's investments. (The Board of Trustees regards this restriction as setting forth the Trust's policy with respect to the issuance of senior securities.)

10. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of one-third of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by Restriction No. 11 above. (For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract or stock index futures contract are not deemed to be a pledge of assets.)

11. Purchase or sell mortgages or real estate, although it may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

12. Purchase or sell commodities or commodity contracts, except, however, that a Fund may purchase and sell stock index futures and options thereon and financial futures contracts and options thereon and the Core Plus Bond Fund may also enter into foreign currency contracts, foreign currency options and swap agreements.

13. Purchase options or puts, calls, straddles, spreads or combinations thereof except, however, a Fund may purchase and sell options on stock index futures contracts and on stock indices and options on financial futures contracts; in connection with the purchase of fixed income securities, however, a Fund may acquire warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (See "Core Plus Bond Fund" for a description of the policy of this Fund with respect to such warrants or other rights.)

14.  Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

TAXATION OF THE FUND

Each series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify under the Internal Revenue Code of 1986 (the "Code"), as amended, as a regulated investment company ("RIC") for each taxable year. As of the date hereof, each Fund must, among other things, meet the following requirements: A. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income including but not limited to gains from options, futures or forward contracts derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and
ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

As a RIC, each Fund will not be subject to Federal income tax ("FIT") on its income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income for the taxable year. Under the provisions of Section 817(h) of the Code, a variable annuity contract - other than a contract issued in connection with certain tax qualified retirement plans or retirement plans maintained by certain government employers - will not be treated as an annuity contract for any period for which the investments of the separate account, such as the separate accounts that are eligible to purchase shares of the Fund, are not "adequately diversified". In general, the regulations issued under Section 817(h) provide that a separate account shall be considered adequately diversified if the assets of such separate account are invested so that no more than 55% of the value of such assets is represented by any one investment, no more than 70% of such value is represented by any two investments, no more than 80% of such value is represented by any three investments and no more than 90% is represented by any four investments. The Code allows a separate account to look through to the assets of a regulated investment company for purposes of the "adequately diversified" requirement. Each Fund intends that the investments in its portfolio shall be "adequately diversified". For these purposes, all securities of the same issuer are treated as a single investment. However, in the case of government securities each government agency or instrumentality is treated as a separate issuer. The regulations include a specific definition of "government security" which includes any security issued, guaranteed or insured by the United States or any instrumentalities of the United States. In addition, a certificate of deposit for any of the foregoing securities is included within the definition of a "government security." Accordingly, certain Fund investments may be treated as "government securities" for the purpose of Section 817(h) of the Code, even though such investments may not be treated as a government security when such phrase is used elsewhere in the prospectus or Statement of Additional Information.


All Funds except the Money Market Fund:


Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified wash sale rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the wash sale rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that futures contracts and options on future contracts be "marked-to-market" at the end of each year for Federal income tax purposes. Section 1256 further characterizes 60% of any gain or loss with respect to a futures contract as long-term capital gain or loss and 40% as short-term capital gain or loss. If a futures contract is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.


ACTIVITIES OF AFFILIATED COMPANIES


From time to time, as purchases of securities are made for the portfolios of companies affiliated with CIGNA Corporation, it is possible that two or more portfolios may simultaneously purchase or sell the same security. To the extent that two or more such portfolios, buying or selling the same security, increase the total demand or supply, there may be an adverse effect on the price of such security or on the amount that the Fund can purchase or sell.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this statement of additional information, all of the outstanding shares of each Fund are owned by CG Life, which is considered an "affiliate" of the Trust, except that as of March 31, 2004 the S&P 500 Index Fund owned 6.7% and the Core Plus Bond Fund owned 2.7% of the outstanding shares of the Money Market Fund. The address of the S&P 500 Index Fund and Core Plus Bond Fund is c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H10G, Hartford, CT 06103. CG Life is a stock life insurance company domiciled in the state of Connecticut. The offices of CG Life are located at 900 Cottage Grove Road, Bloomfield, CT 06002. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CG Life owns Fund shares on behalf of separate accounts registered as unit investment trusts under the 1940 Act, on behalf of separate accounts exempt from registration under the 1940 Act, and on behalf of a pension plan for certain CG Life employees. Under the 1940 Act, unit investment trust variable contractowners are afforded pass through voting privileges for most matters concerning Fund shares owned by the unit investment trust. This means that although CG Life is the shareholder of the Fund, variable contractowners of separate accounts registered as unit investment trusts will actually be voting on Fund matters.

SECURITY OWNERSHIP OF CIGNA


This table lists the only shareholders that we know beneficially owned more than five percent of CIGNA Corporation's common stock as of December 31, 2004. We prepared the table using information from Schedules 13G filed by the beneficial owners listed and other sources.



NAME AND ADDRESS OF                       AMOUNT AND NATURE    PERCENT
BENEFICIAL OWNER                             OF OWNERSHIP     OF CLASS
---------------------------------------   -----------------   --------
Capital Research and Management Company   10,820,000 shares     7.70%
333 S. Hope Street
Los Angeles, CA  90071

Barclays PLC                              8,312,304 shares      5.92%
45 Fremont Street
San Francisco, CA  94105



MANAGEMENT OF THE FUNDS

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders.

The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Currently each holds the equivalent position as Trustee and/or officer of CIGNA Funds Group, CIGNA High Income Shares, and CIGNA Investment Securities. Correspondence with any Trustee or officer may be addressed to the Trust, c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H10G, Hartford, CT 06103.

             TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUNDS


                                                                         NUMBER OF
                                                                         PORTFOLIOS IN   OTHER
                   POSITION   TERM OF          PRINCIPAL                 FUND            DIRECTORSHIPS
NAME,              HELD       OFFICE** AND     OCCUPATION(s)             COMPLEX         HELD BY
ADDRESS*           WITH       LENGTH OF TIME   DURING PAST 5             OVERSEEN        TRUSTEE OR
AND AGE            FUND       SERVED           YEARS                     BY TRUSTEE      NOMINEE
----------------   --------   --------------   -----------------------   -------------   --------------
Russell H. Jones   Trustee    Trustee since    Senior Vice President,    14              none
                              1995             Chief Investment
59                                             Officer and Treasurer,
                                               Kaman Corporation
                                               (helicopters and
                                               aircraft components,
                                               industrial); previously
                                               Vice President
                                               (Investor Relations,
                                               Public Relations) and
                                               Treasurer, Kaman
                                               Corporation

Paul J.            Trustee    Trustee since    Special Advisor to                        Granum Value
McDonald                      1995             Board of Directors,                       Fund; People's
                                               Friendly Ice              14              Bank
                                               Cream Corporation
60                                             (family restaurants and
                                               dairy products);
                                               previously, Senior
                                               Executive Vice
                                               President and Chief
                                               Financial Officer,
                                               Friendly Ice Cream
                                               Corporation

Marnie             Trustee    Trustee since   Diocesan Consultant,     14           Boston Mutual
Wagstaff                      2001            Episcopal Diocese of                  Life Insurance
Mueller                                       Connecticut; previously,              Company
                                              Visiting Professor of
67                                            Health Economics,
                                              Wesleyan University

Carol  Ann         Trustee    Trustee since   Director and Head of     14           Reed & Barton
Hayes                         2003            Audit Committee,                      Corporation
                                              Read & Barton
59                                            Corporation
                                              (silversmith company)

      TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE FUND, AND FUND OFFICERS



                                                                         NUMBER OF
                               TERM OF         PRINCIPAL                 PORTFOLIOS IN   OTHER
NAME,              POSITION    OFFICE** AND    OCCUPATION                FUND            DIRECTORSHIPS
ADDRESS*           HELD WITH   LENGTH OF       DURING PAST 5             COMPLEX         HELD BY
AND AGE            FUND        TIME SERVED     YEARS                     OVERSEEN        TRUSTEE
----------------   ---------   ------------    ----------------------    -------------   --------------
Richard H.         Chairman    Trustee &       Senior Managing                           Trustee of 14
Forde              of the      President       Director, CIGNA           14              portfolios
                   Board of    since 1998      Investment Management                     in CIGNA
50                 Trustees,                   and TimesSquare                           Mutual Fund
                   President                   Capital Management,                       Complex;
                                               Inc.                                      Director of
                                                                                         various
                                                                                         subsidiaries
                                                                                         of CIGNA
                                                                                         Corporation

Alfred A.          Vice        Officer         CIGNA Funds Treasurer;
Bingham,           President   Since 1979      Assistant Vice            14                      -
III                and                         President, TimesSquare
                   Treasurer                   Capital Management,
59                                             Inc.

Jeffrey S.         Vice        Officer         Senior Counsel,
Winer              President   Since 1994      CIGNA Corporation         14                      -
                   and
46                 Secretary



 * All Trustees and officers have a mailing address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H10G, Hartford, CT 06103.
** Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

     The following table sets forth the number of shares of the Funds and shares of all mutual funds in the CIGNA family of mutual funds beneficially owned by the Trustees. The information provided is as of December 31, 2003. As of December 31, 2003, neither the Trustees as a group nor the Trustees and officers as a group owned beneficially more than 1% of the outstanding shares of the Funds.



TRUSTEES WHO ARE NOT                   DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
"INTERESTED PERSONS" OF THE            EQUITY SECURITIES         FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE IN
FUNDS                                  IN THE FUNDS              FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------
Russell H. Jones                       None                      $ 10,001 - $ 50,000

Paul J. McDonald                       None                      $ 10,001 - $ 50,000

Marnie Wagstaff Mueller                None                      $ 1 - $ 10,000

Carol Ann Hayes                        None                      $ 1 - $ 10,000

TRUSTEES WHO ARE "INTERESTED           DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
PERSONS" OF THE FUNDS                  EQUITY SECURITIES         FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE IN
                                       IN THE FUNDS              FAMILY OF INVESTMENT COMPANIES

Richard H. Forde                       None                      $ 1-$ 10,000

The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of its Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trust and other investment companies in the CIGNA fund complex to the Trust's Trustees in 2003:



                          Aggregate                Total Compensation from Trust and
Name of Person,           Compensation from        CIGNA Fund Complex Paid to
Position with Trust       Trust                    Trustees(d)
-----------------------   ----------------------   ----------------------------------
Richard H. Forde                       0                                    0

Carol Ann Hayes                 $  3,500                            $  23,650

Russell H. Jones (a)            $  4,700                            $  32,100

David P. Marks (b)                     0                                    0

Paul J. McDonald (c)            $  4,700                            $  32,100

Marnie Wagstaff Mueller         $  4,700                            $  32,100
                                --------                            ---------
                                $ 17,600                            $ 119,950
                                ========                            =========



(a) All but $7,631 of Mr. R. Jones' 2003 compensation was deferred under a plan for all CIGNA Funds in which he had an aggregate balance of $80,041 as of December 31, 2003.
(b)  Mr. Marks resigned from the Board and from CIGNA Corporation in April 2004.
(c) Mr. McDonald's balance in the deferred compensation plan was $121,177 as of December 31, 2003.
(d) There were three investment companies besides the Trust in the CIGNA fund complex.


 The Board of Trustees has three standing committees as follows:

AUDIT COMMITTEE


The Fund has an Audit Committee comprised of only "Independent Trustees" of the Funds (as defined in the regulations of the New York Stock Exchange) ("NYSE"), who are also not "interested persons" of the Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the "1940 Act"). The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year; makes recommendations to the full Board as to the firm of independent accountants to be selected; reviews the methods, scope and results of audits and fees charged by such independent accountants; and reviews the Funds' internal accounting procedures and controls. The Committee held four meetings in 2003. The current members of the Committee are Ms. Hayes and Mueller and Messrs. Jones and McDonald (Chairperson), none of whom are interested persons of the Trust.


CONTRACTS COMMITTEE


The Contracts Committee reviews the performance of the investment adviser and sub-advisers for the Funds, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreements. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreements. The Committee held one meeting in 2003. The current members of the Committee are Ms. Hayes, Ms. Mueller and Messrs. Jones (Chairperson) and McDonald, none of whom are interested persons of the Trust.


NOMINATING COMMITTEE


The Nominating Committee manages the development and maintenance of the Board's membership and organization; nominates for consideration by the shareholders or the Board candidates to serve as Trustees of the Funds; supervises the nomination of Trustees of the Funds and establishes and maintains policies regarding the selection of the nominees; and reviews periodically the compensation of Trustees paid by the Funds and recommends to the Board such adjustments therein as it deems appropriate. The Committee will consider Trustee nominees recommended by shareholders in accordance with the procedures set forth in the Trust's Nominating Committee Charter. The Committee held one meeting in 2003. The current members of the Committee are Ms. Hayes, Ms. Mueller (Chairperson) and Messrs. Jones and McDonald, none of whom are interested persons of the Trust.


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Trust's Board of Trustees considered various factors in approving the advisory agreement with TimesSquare (the "Contract").

INFORMATION RECEIVED BY THE TRUSTEES. TimesSquare provided the Trustees with various materials specifically relating to the Contracts. These materials included (1) information on the investment performance of the Funds, a peer group of mutual funds and an appropriate index or combination of indices, (2) sales and redemption data in respect of the Funds, (3) the economic outlook and the general investment outlook in the markets in which the Funds invest (4) advisory fees charged under the Contracts and information on fees charged by mutual funds with similar investment objectives, (5) the procedures employed to determine the value of the Funds' assets, (6) the allocation of the Funds' brokerage, including the use of "soft" commission dollars to pay for research and other similar services, (6) the resources devoted to and the record of compliance with the Funds' investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by TimesSquare and its affiliates.

In considering the Contracts, the Board of Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees in connection with their approval of the Contracts include the following:

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees considered whether the Funds have operated within their investment objectives and their record of compliance with their investment restrictions. They also reviewed the Funds' investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

PERSONNEL AND METHODS. The Board of Trustees reviewed the background of the Funds' portfolio managers and the Funds' investment objectives and disciplines.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees considered the nature, quality, cost and extent of administrative services performed by TimesSquare.

EXPENSES. The Board of Trustees considered each Fund's expense ratio and expense ratios of a peer group of mutual funds.

PROFITABILITY. The Board of Trustees considered the level of TimesSquare's profits in respect of the management of the Funds. The Board of Trustees also considered TimesSquare's profit margins in comparison with available industry data.

OTHER BENEFITS TO TIMESSQUARE. The Board of Trustees also considered the character and amount of fees paid by the Funds for services provided by affiliates of TimesSquare.

OTHER INFORMATION CONCERNING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS
Based on information furnished by the trustees who are not interested persons of the Funds, TimesSquare is not aware of any transactions, relationships or interests that any of the independent trustees have had with the underwriter for the Funds, or any of their "control persons" that would interfere with their independence from the Funds.


CODES OF ETHICS


The Trust and its adviser have adopted codes of ethics under rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER


The investment adviser to the Funds is TimesSquare Capital Management, Inc. (TimesSquare), an indirect, wholly-owned subsidiary of CIGNA Corporation. TimesSquare also serves as investment adviser for other investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. TimesSquare's mailing address is Four Times Square, 25th Floor, New York, New York 10036.


Pursuant to a Master Investment Advisory Agreement between the Trust and TimesSquare, TimesSquare manages the investment and reinvestment of the assets of the Funds.

Subject to the control and periodic review of the Board of Trustees of the Trust, TimesSquare determines what investments shall be purchased, held, sold or exchanged for the account of the Funds, and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by TimesSquare including compensation and expenses of Trustees who are not Directors, officers or employees of TimesSquare or any other affiliates of CIGNA Corporation; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; and expenses of meetings of the shareholders and Trustees.


TimesSquare, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and each of the Funds. The Trust and other registered investment companies advised by TimesSquare have agreed to reimburse TimesSquare for its costs of maintaining the Office of the Treasurer and the Office of the Secretary as provided in their respective investment advisory agreements. TimesSquare has estimated that in 2004 the total expenses of the Office of the Treasurer will not exceed $235,065 and the expenses of the Office of the Secretary are not expected to exceed $64,024. The portion of these expenses allocated to each Fund for calendar year 2004 are not expected to exceed the following amounts:



                         Office of       Office of
                       the Treasurer   the Secretary
                       -------------   -------------
S&P 500 Index Fund      $  71,775        $ 19,549

Money Market Fund       $ 109,325        $ 29,777

Core Plus  Bond Fund    $  53,965        $ 14,698



In 2003 the costs incurred by the Trust for the Office of the Treasurer and the Office of the Secretary were $246,736 and $69,656, respectively.


The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by TimesSquare, each Fund pays TimesSquare a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: Money Market Fund - 0.35%, Core Plus Bond Fund - 0.50%, and S&P 500 Index Fund - 0.25%. These rates do not account for the impact of any fee waivers or expense reimbursements.

Trust-wide expenses not identifiable to any particular Fund will be allocated among the Funds. TimesSquare has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows: Money Market Fund and Core Plus Bond Fund - 0.50% and S&P 500 Index Fund - 0.25%.


The Funds incurred management fees for the years ended December 31, 2001, 2002 and 2003 as follows:



000 omitted
                      Management Fees                                      Management Fees
                    Gross of Fee Waivers          Fee Waivers              Net of Waivers
                 -------------------------   ---------------------   -------------------------
FUND             2001     2002      2003     2001    2002    2003    2001     2002      2003
--------------   -----   -------   -------   -----   -----   -----   -----   -------   -------
Money Market     $ 616   $ 1,111   $ 1,320      --      --      --   $ 616   $ 1,111   $ 1,320

S&P 500 Index    $ 621   $   516   $   422   $ 284   $ 299   $ 252   $ 337   $   217   $   170

Core Plus Bond   $ 527   $   579   $   732   $ 127   $ 154   $ 228   $ 400   $   425   $   504


The Master Investment Advisory Agreement provides that it will continue from year to year as to a Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any Fund, by vote of a majority of the then outstanding voting securities of such Fund, or (b) by TimesSquare upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and
(ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

The Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA." The Trust and the Fund would be obliged to change their names to eliminate the word "CIGNA" (to the extent they could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.


PROXY VOTING POLICES

The policies and procedures used by TimesSquare to determine how to vote proxies are included with this Statement of Additional Information. Beginning August 31, 2004, the Funds' proxy voting record for the most recent 12 month period ending June 30, 2004 will be available without charge, upon request by calling 1.800.528.6718.


PRINCIPAL UNDERWRITER

The Trust has no principal underwriter. CIGNA Brokerage Services, a division of Prudential Retirement Brokerage Services, Inc., is the distributor of variable life insurance contracts, the assets of which are invested in part in series of CIGNA Variable Products Group.


CUSTODIAN AND TRANSFER AGENT

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP acts as independent accountants for the Trust. Its offices are at 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP representatives annually perform an audit of the financial statements and financial highlights of the Funds and provide accounting advice and services throughout the year. PricewaterhouseCoopers LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. PricewaterhouseCoopers LLP also provides certain tax advice to the Trust.

PORTFOLIO TURNOVER, BROKERAGE ALLOCATION AND OTHER PRACTICES


It is anticipated that each Fund's annual portfolio turnover will not exceed 100%. With respect to the Money Market Fund and Core Plus Bond Fund, purchases and sales of portfolio securities are generally transacted with the issuer or a primary market maker of these securities on a net basis, without any brokerage commission being paid by the Funds for such purchases. Purchases from dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases and sales for the other Funds generally involve a broker.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up as well as a disclosed, fixed commission or discount retained by the underwriter or dealer. It is the policy of TimesSquare on behalf of its clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services received, consistent with obtaining best execution.

In seeking best execution, TimesSquare selects broker/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The officers of TimesSquare determine, generally without limitation, the broker/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The officers of TimesSquare may select a broker/dealer who may receive a commission or in the case of riskless principal transactions, transaction costs for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage or research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or TimesSquare's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by TimesSquare or accounts advised by other investment advisers which are related persons of TimesSquare.

If two or more broker/dealers are considered able to offer the same favorable price with the equivalent likelihood of best execution, the officers of TimesSquare may prefer the broker/dealer who has furnished research services. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts.

Research services are used in advising all accounts, including accounts advised by related persons of TimesSquare, and not all such services are necessarily used by TimesSquare in connection with the specific account that paid commissions to the broker/dealer providing such services.

The overall reasonableness of brokerage commissions paid is evaluated continually. Such evaluation includes review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

In addition, TimesSquare may, if permitted by applicable law, pay for products or services other than brokerage and research services with brokerage commissions as interpreted in SEC Release 34-23170 dated April 23, 1986. Pursuant to that release, products and services which provide lawful and appropriate assistance to TimesSquare's investment decision-making process may be paid for with brokerage commissions to the extent such products and services are used in that process. Where the research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, TimesSquare allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintain records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid from the Fund. The Fund does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures, except in new issue fixed price underwritings.


The Trust does not presently allocate brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers based on their sales of shares of the Funds. Except as noted, the Trust does not utilize an affiliated broker in effecting portfolio transactions and does not recapture commissions paid in such transactions. Brokerage commissions paid by the S&P 500 Index Fund for 2003, 2002 and 2001 totaled $6,786, $24,805 and $34,563, respectively, substantially all of which were paid to firms which provided research services to TimesSquare. Neither the Money Market Fund nor the Core Plus Bond Fund paid brokerage commissions in 2003.

CAPITAL STOCK AND OTHER SECURITIES


The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of the Trust. On any matter submitted to a vote of shareholders of the Trust, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual series or class of shares, a separate vote of shareholders of that series or class would be required. Shareholders of a series or class would not be entitled to vote on any matter which does not affect that series or class but which would require a separate vote of another series or class.

When issued, shares of the Funds are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.


CALCULATION OF PERFORMANCE DATA


Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors that can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements if accompanied by performance of your life company's separate account. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

  Advertising Age             Financial Times           Kiplinger
  Barron's                    Financial Weekly          Money
  Barron's/Nelson's           Financial World           Mutual Fund Forecaster
  Best's Review               Forbes                    Nation's Business
  Broker World                Fortune                   New York Times
  Business Week               Global Investor           Pensions World
  Changing Times              Hartford Courant          Pensions & Investments
  Christian Science Monitor   Institutional Investor    Personal Investor
  Consumer Reports            Insurance Forum           Philadelphia Inquirer
  Economist                   Insurance Weekly          The Times (London)
  Equity International        International Business    USA Today
  FACS of the Week              Week                    U.S. News & World Report
  Far Eastern                 Investing                 Wall Street Journal
  Economic Review             Investor's Chronicle      Washington Post
  Financial Adviser           Investor's Daily          CNN
  Financial Planning          Journal of the American   CNBC
  Financial Product News        Society of CLU & ChFC   PBS
  Financial Services Week

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

  Lipper Analytical Services          Stanger Report
  CDA Investment Technologies, Inc.   Weisenberger
  Frank Russell Co.                   Micropal, Ltd.
  InterSec Research

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Yield and Total Return Quotations
---------------------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:

                  P(1+T)(n)=ERV

Where   P       =   A hypothetical initial payment of $1,000.
        T       =   average annual total return.
        n       =   number of years.
        ERV     =   ending redeemable value of a hypothetical $1,000
                    payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

                  P(1+V)=ERV

Where   P       =   A hypothetical initial payment of $1,000.
        V       =   cumulative total return.
        ERV     =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.


The average annual total returns for the Funds for the one, five and ten year periods (or since inception, if shorter) ended December 31, 2003 were as follows:



                                       1 Year   5 Years   10 Years   Inception
                                       ------   -------   --------   ---------
S&P 500(R) Index Fund                  28.27%    -0.91%    10.70%        --

Money Market Fund                       0.77%     3.33%      N/A       3.98%
(Commenced operations
March 1, 1996)

Core Plus Bond Fund                     6.98%      N/A       N/A       6.91%
(Commenced operations
May 3, 1999)


Yield Quotations

The standard formula for calculating yield for each Fund except Money Market Fund, as described in the prospectus, is as follows:

    YIELD = 2[((a-b)/(c x d) + 1)(6)-1]

Where   a    =     dividends and interest earned during a stated 30 day period.
                   For purposes of this calculation, dividends are accrued
                   rather than recorded on the ex-dividend date. Interest
                   earned under this formula must generally be calculated
                   based on the yield to maturity of each obligation (or, if
                   more appropriate, based on yield to call date).
        b    =     expense accrued during period (net of reimbursement).
        c    =     the average daily number of shares outstanding during the
                   period.
        d    =     the maximum offering price per share on the last day of the period.

The standard formula for calculating annualized yield for the Money Market Fund, as described in the prospectus, is as follows:

       Y = V(1) - V(0) x 365
           -----------   ---
           V(0)     7

Where   Y    =     annualized yield.
        V(0) =     the value of a hypothetical pre-existing account in the
                   Fund having a balance of one share at the beginning of a
                   stated seven-day period.
        V(1) =     the value of such an account at the end of the stated period.

The annualized yield for the Money Market Fund for the 7 days ended December 31, 2003 was 0.59%.


The standard formula for calculating effective annualized yield for the Money Market Fund, as described in the prospectus, is as follows:

     EY = [(Y+1)(365/7)] -1

Where   EY     =     effective annualized yield.
        Y      =     annualized yield, as determined above.


The effective annualized yield for the Money Market Fund for the 7 days ended December 31, 2003 was 0.59%.


For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical TimesSquare Money Market Fund account reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities. Additional information concerning purchase and redemption of securities may be found in the current prospectus for the Funds.

The Money Market Fund

The investments of the Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of TimesSquare Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as it uses this valuation method. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of one year or less (except as otherwise noted under "Variable and Floating Note Instruments" under "Description of Money Market Instruments" in this Statement of Additional Information) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

All Other Funds

Information describing the valuation of securities held in these Funds is found in the prospectus under "Computation of Net Asset Value."

LIMITATION ON TRANSFERS

Whenever the Trust or its duly appointed transfer agent is requested to transfer Fund shares to other than an Eligible Purchaser, the Trust has the right at its election to purchase such shares at their net asset value next effective following the time at which the request for transfer is presented; provided, however, that the Trust must notify the transferee or transferee of such shares in writing of its election to purchase such shares within seven (7) days following the date of such request and settlement for such shares shall be made within such seven-day period.

RATINGS OF SECURITIES


Description of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond ratings:

COMMERCIAL PAPER RATINGS--

A-1    An obligor rated A-1 has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2    An obligor rated A-2 has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3    An obligor rated A-3 has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B      An obligor rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C      An obligor rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

An Issuer Credit Rating is withdrawn upon the first occurrences of any of the following: 1) a payment default on any financial obligation, rated or unrated, other than a financial obligation subject to a bona fide commercial dispute; 2) a voluntary bankruptcy filing by the issuer or similar action; or, 3) in the case of banks, upon seizure of the bank by a regulator, or in the case of insurance companies, upon placement of the insurer under regulatory supervision due to its financial condition.

"A-1" This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2" Capacity for timely payment on issues with this designation is strong.
      However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY'S INVESTORS SERVICE, INC.

     AAA:   Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa:    Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A:     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa:   Bonds that are rated Baa are considered as medium grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba:    Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa:   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca:    Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:     Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher-end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

     AAA:   An obligation rated 'AAA' has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

     AA:    An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

     A:     An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB: An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB:    An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B:     An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC:   An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC:    An obligation rated 'CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

     C:     The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D:     An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

     PLUS (+) or MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r:     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment

MUNICIPAL BOND RATINGS - U.S. TAX-EXEMPT MUNICIPALS

MOODY'S INVESTORS SERVICE, INC.

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from As to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable united States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

     Aaa    Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa     Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A      Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

     Baa    Bonds that are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba     Bonds that are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B      Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa    Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca     Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often defaulted or have other marked shortcomings.

     C      Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

PART II Investment Advisers
Section 13
All Advisers

Procedure: Proxy Voting


Responsibility:

     1.   Compliance Department
     2.   Proxy Voting Committee
     3.   Equity Analysts and Portfolio Managers
     4.   Investor Responsibility Research Center (IRRC)
     5.   Sub-Advisers

Discussion:

     1. Compliance identifies those Clients for which TSCM and its affiliates (together "TSCM") have been instructed to vote proxies.

     2. Working with the key proxy voting decision makers, that is equity analysts and portfolio managers, Compliance develops guidelines for voting on management and shareholder proposals. The proxy voting guidelines are reviewed and approved annually by the Proxy Voting Committee. The Proxy Voting Committee is composed of the CR&IS Chief Investment Officer, TSCM President, President of the CIGNA Funds Group, and TSCM Chief Counsel.

     3. To address potential material conflicts of interest between the interests of the adviser and its affiliates and interests of the adviser's clients, the adviser has:

          a. Established a firewall around the equity portfolio managers and analysts. There are no communications between portfolio managers/analysts and associates of CIGNA Healthcare, Group, International or CR&IS (Retirement) (together referred to as "CIGNA") with respect to proxy voting issues. The purpose of the firewall is to prevent even the appearance that CIGNA's existing and potential client relationships influence proxy votes.

          b. Developed pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

     4. Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies' directors, management, and employees. Guidelines are attached - Appendix A.

Part II Investment Advisers
Section 13
All Advisers


          a. For ERISA third party accounts, including advisory accounts, mutual funds, and separate accounts, acting prudently and solely in the interest of, and for the exclusive purpose of providing benefits to, beneficiaries of these accounts, taking into consideration only those factors which would affect the value of the investments and support the objective of providing increased shareholder value to beneficiaries.

          b. For non-ERISA third party accounts, including certain advisory accounts, mutual funds and separate accounts, the client's financial and non-financial objective only, to the extent known, shall be considered.

          c. For CIGNA's corporate shareholder portfolios, all factors shall be considered to determine the best interests of CIGNA shareholders.

          d. For insurance company portfolios, other than separate accounts, all factors shall be considered which affect the insurance company, policyholders' interests and CIGNA Corporation as its shareholders. If these considerations conflict, the interests of the policyholders and the insurance company shall prevail.

     5. Compliance is responsible to ensure all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are outsourced to the Investor Responsibility Research Center
          (IRRC). All proxy materials are directed to IRRC by the portfolios' custodians. IRRC votes proxies in accordance with voting guidelines and instructions provided by TSCM; reconciles all shares held on record date to shares voted; and maintains records of, and provides quarterly reports, on how each portfolio has voted its proxies.

     6. Using voting guidelines provided by TSCM, IRRC alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to The Proxy Voting Committee, which reviews and approves/disapproves recommendations.

     7. Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

     8. In the case of sub-advised accounts, including insurance company separate accounts and mutual funds, the account's sub-adviser shall, unless otherwise directed by the account, be responsible for voting proxies.

                PROXY VOTING GUIDELINES FOR U.S. COMPANIES - 2003
                         Times Square Capital Management

|X|      Default: Vote AGAINST Miscellaneous Social Issues.
|X|      Send All Votes AGAINST Management Case-By-Case.


Elect Directors (1000)
------------------------------------------------------------------------------------------------------------------------------------
    1000-1       Always vote FOR uncontested director nominees.                                                                X
------------------------------------------------------------------------------------------------------------------------------------
    1000-2       WITHHOLD votes from director nominees IF XX% or more directors are (1) employees or (2) have financial ties to the company.
------------------------------------------------------------------------------------------------------------------------------------
    1000-3       WITHHOLD votes from director nominees IF XX% or more of directors serving on the nominating committee are employees or have ties.
------------------------------------------------------------------------------------------------------------------------------------
    1000-4       WITHHOLD votes from director nominees IF employee directors serve on the board's nominating committee.
------------------------------------------------------------------------------------------------------------------------------------
    1000-5       WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1000-6       WITHHOLD votes from director nominees IF XX% or more directors serving on the compensation committee are employees.
------------------------------------------------------------------------------------------------------------------------------------
    1000-7       WITHHOLD votes from director nominees IF the board will consist of more than XX directors after the election.
------------------------------------------------------------------------------------------------------------------------------------
    1000-8       WITHHOLD votes from director nominees IF the board will consist of fewer than XX directors after the election.
------------------------------------------------------------------------------------------------------------------------------------
    1000-9       WITHHOLD votes from director nominees IF the company has adopted a classified board structure.
------------------------------------------------------------------------------------------------------------------------------------
    1000-10      WITHHOLD votes from director nominees IF the company does not have an independent chair or lead director.
------------------------------------------------------------------------------------------------------------------------------------
    1000-11      WITHHOLD votes from director nominees IF XX% or more employee directors serve on the board's audit committee.
------------------------------------------------------------------------------------------------------------------------------------
    1000-12      WITHHOLD votes from director nominees IF the board does not include at least one woman director.
------------------------------------------------------------------------------------------------------------------------------------
    1000-13      WITHHOLD votes from director nominees IF the board does not include at least one minority director.
------------------------------------------------------------------------------------------------------------------------------------
    1000-14      WITHHOLD votes from audit committee member nominees IF non-audit services exceed XX% of fees.
------------------------------------------------------------------------------------------------------------------------------------
    1000-15      WITHHOLD votes from any director nominee who is retired from active employment and who serves on boards at XX other major companies.
------------------------------------------------------------------------------------------------------------------------------------
    1000-16      WITHHOLD votes from any director nominee who is employed full-time and who serves on boards at XX other major companies.
------------------------------------------------------------------------------------------------------------------------------------

Contested Election of Directors (1001)                                                                             Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1001-1       Always vote FOR all management nominees.
------------------------------------------------------------------------------------------------------------------------------------
    1001-2       Always vote AGAINST all management nominees.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         1


Ratify Selection of Auditors (1010)
------------------------------------------------------------------------------------------------------------------------------------
    1010-1       Always vote FOR a management proposal to ratify the board's selection of auditors.                            X
------------------------------------------------------------------------------------------------------------------------------------
    1010-2       Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.
------------------------------------------------------------------------------------------------------------------------------------
    1010-3       Vote AGAINST IF the non-audit services exceed XX% of fees.
------------------------------------------------------------------------------------------------------------------------------------
    1010-4       Vote AGAINST IF the auditors have served more than XX consecutive years.
------------------------------------------------------------------------------------------------------------------------------------

Approve Name Change (1020)
------------------------------------------------------------------------------------------------------------------------------------
    1020-1       Always vote FOR a management proposal to change the company name.                                             X
------------------------------------------------------------------------------------------------------------------------------------
    1020-2       Always vote AGAINST a management proposal to change the company name.
------------------------------------------------------------------------------------------------------------------------------------

Approve Other Business (1030)
------------------------------------------------------------------------------------------------------------------------------------
    1030-1       Always vote FOR a management proposal to approve other business.                                              X
------------------------------------------------------------------------------------------------------------------------------------
    1030-2       Always vote AGAINST a management proposal to approve other business.
------------------------------------------------------------------------------------------------------------------------------------

Adjourn Meeting (1035)
------------------------------------------------------------------------------------------------------------------------------------
    1035-1       Always vote FOR a management proposal to adjourn the meeting.                                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1035-2       Always vote AGAINST a management proposal to adjourn the meeting.
------------------------------------------------------------------------------------------------------------------------------------

Approve Technical Amendments (1040)
------------------------------------------------------------------------------------------------------------------------------------
    1040-1       Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.              X
------------------------------------------------------------------------------------------------------------------------------------
    1040-2       Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.
------------------------------------------------------------------------------------------------------------------------------------

Approve Financial Statements (1050)
------------------------------------------------------------------------------------------------------------------------------------
    1050-1       Always vote FOR a management proposal to approve financial statements.                                        X
------------------------------------------------------------------------------------------------------------------------------------
    1050-2       Always vote AGAINST a management proposal to approve financial statements.
------------------------------------------------------------------------------------------------------------------------------------

Increase Authorized Common Stock (1100)
------------------------------------------------------------------------------------------------------------------------------------
    1100-1       Always vote FOR a management proposal to increase authorized common stock.                                    X
------------------------------------------------------------------------------------------------------------------------------------
    1100-2       Always vote AGAINST a management proposal to increase authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1100-3       Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, or recapitalization.
------------------------------------------------------------------------------------------------------------------------------------
    1100-4       Vote AGAINST IF the dilution represents more than XX% of current authorized shares.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         2


Decrease Authorized Common Stock (1101)
------------------------------------------------------------------------------------------------------------------------------------
    1101-1       Always vote FOR a management proposal to decrease authorized common stock.                                    X
------------------------------------------------------------------------------------------------------------------------------------
    1101-2       Always vote AGAINST a management proposal to decrease authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------

Amend Authorized Common Stock (1102)
------------------------------------------------------------------------------------------------------------------------------------
    1102-1       Always vote FOR a management proposal to amend authorized common stock.                                       X
------------------------------------------------------------------------------------------------------------------------------------
    1102-2       Always vote AGAINST a management proposal to amend authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------

Approve Common Stock Issuance (1103)
------------------------------------------------------------------------------------------------------------------------------------
    1103-1       Always vote FOR a management proposal to approve the issuance of authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1103-2       Always vote AGAINST a management proposal to approve the issuance of authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1103-3       Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power.
------------------------------------------------------------------------------------------------------------------------------------
    1103-4       Vote AGAINST IF the stock would be issued at a discount to the fair market value.                             X
------------------------------------------------------------------------------------------------------------------------------------
    1103-5       Vote AGAINST IF the issued common stock has superior voting rights.                                           X
------------------------------------------------------------------------------------------------------------------------------------

Approve Issuance or Exercise of Stock Warrants (1104)
------------------------------------------------------------------------------------------------------------------------------------
    1104-1       Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1104-2       Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.
------------------------------------------------------------------------------------------------------------------------------------
    1104-3       Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.
------------------------------------------------------------------------------------------------------------------------------------

Authorize Preferred Stock (1110)
------------------------------------------------------------------------------------------------------------------------------------
    1110-1       Always vote FOR a management proposal to authorize preferred stock.                                           X
------------------------------------------------------------------------------------------------------------------------------------
    1110-2       Always vote AGAINST a management proposal to authorize preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
    1110-3       Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.
------------------------------------------------------------------------------------------------------------------------------------

Increase Authorized Preferred Stock (1111)
------------------------------------------------------------------------------------------------------------------------------------
    1111-1       Always vote FOR a management proposal to increase authorized preferred stock.                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1111-2       Always vote AGAINST a management proposal to increase authorized preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
    1111-3       Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
------------------------------------------------------------------------------------------------------------------------------------
    1111-4       Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         3


Decrease Authorized Preferred Stock (1112)
------------------------------------------------------------------------------------------------------------------------------------
    1112-1       Always vote FOR a management proposal to decrease authorized preferred stock.                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1112-2       Always vote AGAINST a management proposal to decrease authorized preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

Cancel Series of Preferred Stock (1113)
------------------------------------------------------------------------------------------------------------------------------------
    1113-1       Always vote FOR a management proposal to cancel a class or series of preferred stock.                         X
------------------------------------------------------------------------------------------------------------------------------------
    1113-2       Always vote AGAINST a management proposal to cancel a class or series of preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

Amend Authorized Preferred Stock (1114)
------------------------------------------------------------------------------------------------------------------------------------
    1114-1       Always vote FOR a management proposal to amend preferred stock.                                               X
------------------------------------------------------------------------------------------------------------------------------------
    1114-2       Always vote AGAINST a management proposal to amend preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

Approve Issuance or Conversion of Preferred Stock (1115)
------------------------------------------------------------------------------------------------------------------------------------
    1115-1       Always vote FOR a management proposal to issue or convert preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
    1115-2       Always vote AGAINST a management proposal to issue or convert preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
    1115-3       Vote AGAINST IF the dilution represents more than XX% of the total voting power.
------------------------------------------------------------------------------------------------------------------------------------
    1115-4       Vote AGAINST IF the shares have voting rights superior to those of other shareholders.                        X
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Preemptive Rights (1120)
------------------------------------------------------------------------------------------------------------------------------------
    1120-1       Always vote FOR a management proposal to eliminate preemptive rights.
------------------------------------------------------------------------------------------------------------------------------------
    1120-2       Always vote AGAINST a management proposal to eliminate preemptive rights.                                     X
------------------------------------------------------------------------------------------------------------------------------------

Restore Preemptive Rights (1121)
------------------------------------------------------------------------------------------------------------------------------------
    1121-1       Always vote FOR a management proposal to create or restore preemptive rights.                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1121-2       Always vote AGAINST a management proposal to create or restore preemptive rights.
------------------------------------------------------------------------------------------------------------------------------------

Authorize Dual Class Stock (1130)
------------------------------------------------------------------------------------------------------------------------------------
    1130-1       Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1130-2       Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1130-3       Vote AGAINST IF the shares have inferior or superior voting rights.                                           X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         4


Eliminate Dual Class Stock (1131)
------------------------------------------------------------------------------------------------------------------------------------
    1131-1       Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.       X
------------------------------------------------------------------------------------------------------------------------------------
    1131-2       Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.
------------------------------------------------------------------------------------------------------------------------------------

Amend Dual Class Stock (1132)
------------------------------------------------------------------------------------------------------------------------------------
    1132-1       Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.           X
------------------------------------------------------------------------------------------------------------------------------------
    1132-2       Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.
------------------------------------------------------------------------------------------------------------------------------------

Increase Authorized Dual Class Stock (1133)
------------------------------------------------------------------------------------------------------------------------------------
    1133-1       Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1133-2       Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1133-3       Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.             X
------------------------------------------------------------------------------------------------------------------------------------
    1133-4       Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
------------------------------------------------------------------------------------------------------------------------------------
    1133-5       Vote AGAINST IF the dilution is more than XX% of the class of stock.
------------------------------------------------------------------------------------------------------------------------------------

Approve Share Repurchase (1140)
------------------------------------------------------------------------------------------------------------------------------------
    1140-1       Always vote FOR a management proposal to approve a stock repurchase program.                                  X
------------------------------------------------------------------------------------------------------------------------------------
    1140-2       Always vote AGAINST a management proposal to approve a stock repurchase program.
------------------------------------------------------------------------------------------------------------------------------------

Approve Stock Split (1150)
------------------------------------------------------------------------------------------------------------------------------------
    1150-1       Always vote FOR a management proposal to approve a stock split.                                               X
------------------------------------------------------------------------------------------------------------------------------------
    1150-2       Always vote AGAINST a management proposal to approve a stock split.
------------------------------------------------------------------------------------------------------------------------------------

Approve Reverse Stock Split (1151)
------------------------------------------------------------------------------------------------------------------------------------
    1151-1       Always vote FOR a management proposal to approve reverse a stock split.                                       X
------------------------------------------------------------------------------------------------------------------------------------
    1151-2       Always vote AGAINST a management proposal to approve reverse a stock split.
------------------------------------------------------------------------------------------------------------------------------------

Approve Merger/Acquisition (1200)                                                                                  Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1200-1       Always vote FOR a management proposal to merge with or acquire another company.
------------------------------------------------------------------------------------------------------------------------------------
    1200-2       Always vote AGAINST a management proposal to merge with or acquire another company.
------------------------------------------------------------------------------------------------------------------------------------
    1200-3       Vote AGAINST IF the combined entity would be controlled by a person or group.
------------------------------------------------------------------------------------------------------------------------------------
    1200-4       Vote AGAINST IF the change-in-control provision would be triggered.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         5


------------------------------------------------------------------------------------------------------------------------------------
    1200-5       Vote AGAINST IF the current shareholders would be minority owners of the combined company.
------------------------------------------------------------------------------------------------------------------------------------
    1200-6       Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
------------------------------------------------------------------------------------------------------------------------------------
    1200-7       Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.
------------------------------------------------------------------------------------------------------------------------------------
    1200-8       Vote AGAINST IF the proposal would move the target company's location outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------

Approve Recapitalization (1209)                                                                                    Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1209-1       Always vote FOR a management proposal to approve recapitalization.
------------------------------------------------------------------------------------------------------------------------------------
    1209-2       Always vote AGAINST a management proposal to approve recapitalization.
------------------------------------------------------------------------------------------------------------------------------------

Approve Restructuring (1210)                                                                                       Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1210-1       Always vote FOR a management proposal to restructure the company.
------------------------------------------------------------------------------------------------------------------------------------
    1210-2       Always vote AGAINST a management proposal to restructure the company.
------------------------------------------------------------------------------------------------------------------------------------

Approve Bankruptcy Restructuring (1211)                                                                            Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1211-1       Always vote FOR a management proposal on bankruptcy restructurings.
------------------------------------------------------------------------------------------------------------------------------------
    1211-2       Always vote AGAINST a management proposal on bankruptcy restructurings.
------------------------------------------------------------------------------------------------------------------------------------

Approve Liquidation (1212)                                                                                         Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1212-1       Always vote FOR a management proposal to approve liquidation.
------------------------------------------------------------------------------------------------------------------------------------
    1212-2       Always vote AGAINST a management proposal to approve liquidation.
------------------------------------------------------------------------------------------------------------------------------------

Approve Reincorporation (1220)                                                                                     Case-By-CaseE
------------------------------------------------------------------------------------------------------------------------------------
    1220-1       Always vote FOR a management proposal to reincorporate in a different state.
------------------------------------------------------------------------------------------------------------------------------------
    1220-2       Always vote AGAINST a management proposal to reincorporate in a different state.
------------------------------------------------------------------------------------------------------------------------------------
    1220-3       Vote AGAINST IF the proposal would reduce shareholder rights.
------------------------------------------------------------------------------------------------------------------------------------
    1220-4       Vote AGAINST IF the proposal would move the target company's location outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------

Approve Leveraged Buyout (1230)                                                                                    Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1230-1       Always vote FOR a management proposal to approve a leveraged buyout of the company.
------------------------------------------------------------------------------------------------------------------------------------
    1230-2       Always vote AGAINST a management proposal to approve a leveraged buyout of the company.
------------------------------------------------------------------------------------------------------------------------------------
    1230-3       Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         6


Approve Spin-Off (1240)
------------------------------------------------------------------------------------------------------------------------------------
    1240-1       Always vote FOR a management proposal to spin off certain company operations or divisions.                    X
------------------------------------------------------------------------------------------------------------------------------------
    1240-2       Always vote AGAINST a management proposal to spin off certain company operations or divisions.
------------------------------------------------------------------------------------------------------------------------------------

Approve Sale of Assets (1250)
------------------------------------------------------------------------------------------------------------------------------------
    1250-1       Always vote FOR a management proposal to approve the sale of assets.                                          X
------------------------------------------------------------------------------------------------------------------------------------
    1250-2       Always vote AGAINST a management proposal to approve the sale of assets.
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Cumulative Voting (1300)
------------------------------------------------------------------------------------------------------------------------------------
    1300-1       Always vote FOR a management proposal to eliminate cumulative voting.                                         X
------------------------------------------------------------------------------------------------------------------------------------
    1300-2       Always vote AGAINST a management proposal to eliminate cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Cumulative Voting (1301)
------------------------------------------------------------------------------------------------------------------------------------
    1301-1       Always vote FOR a management proposal to adopt cumulative voting.                                             X
------------------------------------------------------------------------------------------------------------------------------------
    1301-2       Always vote AGAINST a management proposal to adopt cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Director Liability Provision (1310)
------------------------------------------------------------------------------------------------------------------------------------
    1310-1       Always vote FOR a management proposal to limit the liability of directors.                                    X
------------------------------------------------------------------------------------------------------------------------------------
    1310-2       Always vote AGAINST a management proposal to limit the liability of directors.
------------------------------------------------------------------------------------------------------------------------------------

Amend Director Liability Provision (1311)
------------------------------------------------------------------------------------------------------------------------------------
    1311-1       Always vote FOR a management proposal to amend director liability provisions.                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1311-2       Always vote AGAINST a management proposal to amend director liability provisions.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Indemnification Provision (1320)
------------------------------------------------------------------------------------------------------------------------------------
    1320-1       Always vote FOR a management proposal to indemnify directors and officers.                                    X
------------------------------------------------------------------------------------------------------------------------------------
    1320-2       Always vote AGAINST a management proposal to indemnify directors and officers.
------------------------------------------------------------------------------------------------------------------------------------

Amend Indemnification Provision (1321)
------------------------------------------------------------------------------------------------------------------------------------
    1321-1       Always vote FOR a management proposal to amend provisions concerning the indemnification of directors         X
                 and officers.
------------------------------------------------------------------------------------------------------------------------------------
    1321-2       Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         7


Approve Board Size (1332)
------------------------------------------------------------------------------------------------------------------------------------
    1332-1       Always vote FOR a management proposal to set the board size.                                                  X
------------------------------------------------------------------------------------------------------------------------------------
    1332-2       Always vote AGAINST a management proposal to set the board size.
------------------------------------------------------------------------------------------------------------------------------------
    1332-3       Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------
    1332-4       Vote AGAINST IF the proposed maximum board size is greater than XX directors.
------------------------------------------------------------------------------------------------------------------------------------
    1332-5       Vote AGAINST IF the proposed minimum board size is less than 5 directors.
------------------------------------------------------------------------------------------------------------------------------------
    1332-6       Vote AGAINST IF the board will consist of more than XX directors.
------------------------------------------------------------------------------------------------------------------------------------
    1332-7       Vote AGAINST IF the board will consist of fewer than XX directors.
------------------------------------------------------------------------------------------------------------------------------------

No Shareholder Approval to Fill Vacancy (1340)
------------------------------------------------------------------------------------------------------------------------------------
    1340-1       Always vote FOR a management proposal to allow the directors to fill vacancies on the board without           X
                 shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
    1340-2       Always vote AGAINST a management proposal to allow the
                 directors to fill vacancies on the board without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

Give Board Authority to Set Board Size (1341)
------------------------------------------------------------------------------------------------------------------------------------
    1341-1       Always vote FOR a management proposal to give the board the authority to set the size of the board as         X
                 needed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
    1341-2       Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without
                 shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

Removal of Directors (1342)
------------------------------------------------------------------------------------------------------------------------------------
    1342-1       Always vote FOR a management proposal regarding the removal of directors.                                     X
------------------------------------------------------------------------------------------------------------------------------------
    1342-2       Always vote AGAINST a management proposal regarding the removal of directors.
------------------------------------------------------------------------------------------------------------------------------------
    1342-3       Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
------------------------------------------------------------------------------------------------------------------------------------
    1342-4       Vote AGAINST IF the proposal would allow for the removal of directors without cause.
------------------------------------------------------------------------------------------------------------------------------------

Approve Non-Technical Charter Amendments (1350)
------------------------------------------------------------------------------------------------------------------------------------
    1350-1       Always vote FOR a management proposal to approve non-technical amendments to the company's certificate of     X
                 incorporation.
------------------------------------------------------------------------------------------------------------------------------------
    1350-2       Always vote AGAINST a management proposal to approve non-technical amendments to the company's certificate of incorporation.
------------------------------------------------------------------------------------------------------------------------------------
    1350-3       Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         8


Approve Non-Technical Bylaw Amendments (1351)
------------------------------------------------------------------------------------------------------------------------------------
    1351-1       Always vote FOR a management proposal to approve non-technical amendments to the company's bylaws.            X
------------------------------------------------------------------------------------------------------------------------------------
    1351-2       Always vote AGAINST a management proposal to approve non-technical amendments to the company's bylaws.
------------------------------------------------------------------------------------------------------------------------------------
    1351-3       Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.
------------------------------------------------------------------------------------------------------------------------------------

Approve Classified Board (1400)                                                                                    Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1400-1       Always vote FOR a management proposal to adopt a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    1400-2       Always vote AGAINST a management proposal to adopt a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    1400-3       Vote AGAINST IF the company has cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------
    1400-4       Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------

Amend Classified Board (1401)                                                                                      Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1401-1       Always vote FOR a management proposal to amend a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    1401-2       Always vote AGAINST a management proposal to amend a classified board.
------------------------------------------------------------------------------------------------------------------------------------

Repeal Classified Board (1402)
------------------------------------------------------------------------------------------------------------------------------------
    1402-1       Always vote FOR a management proposal to repeal a classified board.                                           X
------------------------------------------------------------------------------------------------------------------------------------
    1402-2       Always vote AGAINST a management proposal to repeal a classified board.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Poison Pill (1410)                                                                                           Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1410-1       Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------
    1410-2       Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------
    1410-3       Vote AGAINST IF the poison pill contains a "dead-hand" provision.
------------------------------------------------------------------------------------------------------------------------------------
    1410-4       Vote AGAINST IF the company has a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    1410-5       Vote AGAINST IF the poison pill does not have a "sunset" provision.
------------------------------------------------------------------------------------------------------------------------------------
    1410-6       Vote AGAINST IF the poison pill does not have a TIDE provision.
------------------------------------------------------------------------------------------------------------------------------------
    1410-7       Vote AGAINST IF the poison pill trigger is less than XX%.
------------------------------------------------------------------------------------------------------------------------------------

Redeem Poison Pill (1411)
------------------------------------------------------------------------------------------------------------------------------------
    1411-1       Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).                      X
------------------------------------------------------------------------------------------------------------------------------------
    1411-2       Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         9

Eliminate Special Meeting (1420)
------------------------------------------------------------------------------------------------------------------------------------
    1420-1       Always vote FOR a management proposal to eliminate shareholders' right to call a special meeting.             X
------------------------------------------------------------------------------------------------------------------------------------
    1420-2       Always vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------

Limit Special Meeting (1421)
------------------------------------------------------------------------------------------------------------------------------------
    1421-1       Always vote FOR a management proposal to limit shareholders' right to call a special meeting.                 X
------------------------------------------------------------------------------------------------------------------------------------
    1421-2       Always vote AGAINST a management proposal to limit shareholders' right to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------
    1421-3       Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------

Restore Special Meeting (1422)
------------------------------------------------------------------------------------------------------------------------------------
    1422-1       Always vote FOR a management proposal to restore shareholders' right to call a special meeting.               X
------------------------------------------------------------------------------------------------------------------------------------
    1422-2       Always vote AGAINST a management proposal to restore shareholders' right to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Written Consent (1430)
------------------------------------------------------------------------------------------------------------------------------------
    1430-1       Always vote FOR a management proposal to eliminate shareholders' right to act by written consent.             X
------------------------------------------------------------------------------------------------------------------------------------
    1430-2       Always vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.
------------------------------------------------------------------------------------------------------------------------------------

Limit Written Consent (1431)
------------------------------------------------------------------------------------------------------------------------------------
    1431-1       Always vote FOR a management proposal to limit shareholders' right to act by written consent.                 X
------------------------------------------------------------------------------------------------------------------------------------
    1431-2       Always vote AGAINST a management proposal to limit shareholders' right to act by written consent.
------------------------------------------------------------------------------------------------------------------------------------
    1431-3       Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------

Restore Written Consent (1432)
------------------------------------------------------------------------------------------------------------------------------------
    1432-1       Always vote FOR a management proposal to restore shareholders' right to act by written consent.               X
------------------------------------------------------------------------------------------------------------------------------------
    1432-2       Always vote AGAINST a management proposal to restore shareholders' right to act by written consent.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Supermajority Requirement (1440)                                                                             Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1440-1       Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.
------------------------------------------------------------------------------------------------------------------------------------
    1440-2       Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
------------------------------------------------------------------------------------------------------------------------------------
    1440-3       Vote AGAINST IF the required vote is more than XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        10


Amend Supermajority Requirement (1443)                                                       Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1443-1       Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.
------------------------------------------------------------------------------------------------------------------------------------
    1443-2       Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
------------------------------------------------------------------------------------------------------------------------------------
    1443-3       Vote AGAINST IF the amendment increases the vote requirement above XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Supermajority Requirement (1444)
------------------------------------------------------------------------------------------------------------------------------------
    1444-1       Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other  X business combination.
------------------------------------------------------------------------------------------------------------------------------------
    1444-2       Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Supermajority Lock-In (1445)
------------------------------------------------------------------------------------------------------------------------------------
    1445-1       Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change           X
                 certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1445-2       Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1445-3       Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------
    1445-4       Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.
------------------------------------------------------------------------------------------------------------------------------------

Amend Supermajority Lock-In (1446)
------------------------------------------------------------------------------------------------------------------------------------
    1446-1       Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change           X
                 certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1446-2       Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1446-3       Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------
    1446-4       Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Supermajority Lock-In (1447)
------------------------------------------------------------------------------------------------------------------------------------
    1447-1       Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change       X
                 certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1447-2       Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------

Consider Non-financial Effects of Merger (1450)
------------------------------------------------------------------------------------------------------------------------------------
    1450-1       Always vote FOR a management proposal to expand or clarify the authority of the board of directors to         X
                 consider factors other than the interests of shareholders in assessing a takeover bid.
------------------------------------------------------------------------------------------------------------------------------------
    1450-2       Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Fair Price Provision (1460)
------------------------------------------------------------------------------------------------------------------------------------
    1460-1       Always vote FOR a management proposal that establishes a fair price provision.                                X
------------------------------------------------------------------------------------------------------------------------------------
    1460-2       Always vote AGAINST a management proposal that establishes a fair price provision.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        11

Amend Fair Price Provision (1461)
------------------------------------------------------------------------------------------------------------------------------------
    1461-1       Always vote FOR a management proposal to amend a fair price provision.                                        X
------------------------------------------------------------------------------------------------------------------------------------
    1461-2       Always vote AGAINST a management proposal to amend a fair price provision.
------------------------------------------------------------------------------------------------------------------------------------

Repeal Fair Price Provision (1462)
------------------------------------------------------------------------------------------------------------------------------------
    1462-1       Always vote FOR a management proposal to repeal a fair price provision.
------------------------------------------------------------------------------------------------------------------------------------
    1462-2       Always vote AGAINST a management proposal to repeal a fair price provision.                                   X
------------------------------------------------------------------------------------------------------------------------------------

Adopt Anti-Greenmail Provision (1470)
------------------------------------------------------------------------------------------------------------------------------------
    1470-1       Always vote FOR a management proposal to limit the payment of greenmail.                                      X
------------------------------------------------------------------------------------------------------------------------------------
    1470-2       Always vote AGAINST a management proposal to limit the payment of greenmail.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Advance Notice Requirement (1480)
------------------------------------------------------------------------------------------------------------------------------------
    1480-1       Always vote FOR a management proposal to adopt advance notice requirements.                                   X
------------------------------------------------------------------------------------------------------------------------------------
    1480-2       Always vote AGAINST a management proposal to adopt advance notice requirements.
------------------------------------------------------------------------------------------------------------------------------------
    1480-3       Vote AGAINST IF the provision requires advance notice for director nominations.
------------------------------------------------------------------------------------------------------------------------------------
    1480-4       Vote AGAINST IF the provision requires advance notice of more than XX days.
------------------------------------------------------------------------------------------------------------------------------------

Opt Out of State Takeover Law (1490)
------------------------------------------------------------------------------------------------------------------------------------
    1490-1       Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.              X
------------------------------------------------------------------------------------------------------------------------------------
    1490-2       Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.
------------------------------------------------------------------------------------------------------------------------------------

Opt Into State Takeover Law (1491)                                                                                 Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1491-1       Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.
------------------------------------------------------------------------------------------------------------------------------------
    1491-2       Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Stock Option Plan (1500)
------------------------------------------------------------------------------------------------------------------------------------
    1500-1       Always vote FOR a management proposal to adopt a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1500-2       Always vote AGAINST a management proposal to adopt a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1500-3       Vote AGAINST IF the plan dilution is more than XX% of outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1500-4       Vote AGAINST IF the minimum equity overhang of all plans is more than XX% of outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1500-5       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        12

------------------------------------------------------------------------------------------------------------------------------------
    1500-6       Vote AGAINST IF the plan permits pyramiding.
------------------------------------------------------------------------------------------------------------------------------------
    1500-7       Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.                       X
------------------------------------------------------------------------------------------------------------------------------------
    1500-8       Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 85% of the fair           X
                 market value on the grant date.
------------------------------------------------------------------------------------------------------------------------------------
    1500-9       Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.
------------------------------------------------------------------------------------------------------------------------------------
    1500-10      Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
------------------------------------------------------------------------------------------------------------------------------------
    1500-11      Vote AGAINST IF the plan permits time-lapsing restricted stock awards.
------------------------------------------------------------------------------------------------------------------------------------
    1500-12      Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1500-13      Vote AGAINST IF the plan contains change-in-control provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1500-14      Vote AGAINST IF the plan administrator may provide loans to exercise awards.
------------------------------------------------------------------------------------------------------------------------------------
    1500-15      Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
------------------------------------------------------------------------------------------------------------------------------------
    1500-16      Vote AGAINST IF the plan administrator may grant reloaded stock options.
------------------------------------------------------------------------------------------------------------------------------------
    1500-17      Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1500-18      Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1500-19      Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
------------------------------------------------------------------------------------------------------------------------------------
    1500-20      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Amend Stock Option Plan (1501)
------------------------------------------------------------------------------------------------------------------------------------
    1501-1       Always vote FOR a management proposal to amend a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1501-2       Always vote AGAINST a management proposal to amend a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1501-3       Vote AGAINST IF the plan would allow options to be priced at less than 85% fair market value on the           X
                 grant date.
------------------------------------------------------------------------------------------------------------------------------------
    1501-4       Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1501-5       Vote AGAINST IF the amendment extends post-retirement exercise period.
------------------------------------------------------------------------------------------------------------------------------------
    1501-6       Vote AGAINST IF the amendment enhances existing change-in-control features or adds such provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1501-7       Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.
------------------------------------------------------------------------------------------------------------------------------------
    1501-8       Vote AGAINST IF the amendment increases the per employee limit for awards.
------------------------------------------------------------------------------------------------------------------------------------
    1501-9       Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on non-option awards.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        13


Add Shares to Stock Option Plan (1502)
------------------------------------------------------------------------------------------------------------------------------------
    1502-1       Always vote FOR a management proposal to add shares to a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1502-2       Always vote AGAINST a management proposal to add shares to a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1502-3       Vote AGAINST IF the plan dilution is more than XX% of outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1502-4       Vote AGAINST IF the minimum equity overhang of all plans is more than XX% of total outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1502-5       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
------------------------------------------------------------------------------------------------------------------------------------
    1502-6       Vote AGAINST IF the plan permits pyramiding.
------------------------------------------------------------------------------------------------------------------------------------
    1502-7       Vote AGAINST IF the company allows for the repricing or replacement of underwater options.                    X
------------------------------------------------------------------------------------------------------------------------------------
    1502-8       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of fair market value      X
                 on the grant date.
------------------------------------------------------------------------------------------------------------------------------------
    1502-9       Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.
------------------------------------------------------------------------------------------------------------------------------------
    1502-10      Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
------------------------------------------------------------------------------------------------------------------------------------
    1502-11      Vote AGAINST IF the plan permits awards of time-lapsing restricted stock.
------------------------------------------------------------------------------------------------------------------------------------
    1502-12      Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1502-13      Vote AGAINST IF the plan contains change-in-control provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1502-14      Vote AGAINST IF the plan administrator may provide loans to exercise awards.
------------------------------------------------------------------------------------------------------------------------------------
    1502-15      Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
------------------------------------------------------------------------------------------------------------------------------------
    1502-16      Vote AGAINST IF the plan administrator may grant reloaded stock options.
------------------------------------------------------------------------------------------------------------------------------------
    1502-17      Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1502-18      Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1502-19      Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
------------------------------------------------------------------------------------------------------------------------------------
    1502-20      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Limit Annual Awards (1503)
------------------------------------------------------------------------------------------------------------------------------------
    1503-1       Always vote FOR a management proposal to limit per-employee annual option awards.                             X
------------------------------------------------------------------------------------------------------------------------------------
    1503-2       Vote AGAINST IF the per-employee limit is more than XX shares per year.
------------------------------------------------------------------------------------------------------------------------------------
    1503-3       Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        14


Extend Term of Stock Option Plan (1505)
------------------------------------------------------------------------------------------------------------------------------------
    1505-1       Always vote FOR a management proposal to extend the term of a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1505-2       Always vote AGAINST a management proposal to extend the term of a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1505-3       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
------------------------------------------------------------------------------------------------------------------------------------
    1505-4       Vote AGAINST IF the minimum equity overhang of all plans is more than XX% of outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1505-5       Vote AGAINST IF the plan permits pyramiding.
------------------------------------------------------------------------------------------------------------------------------------
    1505-6       Vote AGAINST IF the plan allows repricing or replacement of underwater options.                                X
------------------------------------------------------------------------------------------------------------------------------------
    1505-7       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market         X
                 value.
------------------------------------------------------------------------------------------------------------------------------------
    1505-8       Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
------------------------------------------------------------------------------------------------------------------------------------
    1505-9       Vote AGAINST IF the plan permits time-lapsing restricted stock awards.
------------------------------------------------------------------------------------------------------------------------------------
    1505-10      Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                   X
------------------------------------------------------------------------------------------------------------------------------------
    1505-11      Vote AGAINST IF the plan contains change-in-control provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1505-12      Vote AGAINST IF the plan administrator may provide loans to exercise awards.
------------------------------------------------------------------------------------------------------------------------------------
    1505-13      Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
------------------------------------------------------------------------------------------------------------------------------------
    1505-14      Vote AGAINST IF the plan administrator may grant reloaded stock options.
------------------------------------------------------------------------------------------------------------------------------------
    1505-15      Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1505-16      Vote AGAINST IF the options granted to the top 5 executives exceed XX % of the options granted in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1505-17      Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
------------------------------------------------------------------------------------------------------------------------------------
    1505-18      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Director Stock Option Plan (1510)
------------------------------------------------------------------------------------------------------------------------------------
    1510-1       Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1510-2       Always vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1510-3       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market        X
                 value.
------------------------------------------------------------------------------------------------------------------------------------
    1510-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1510-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1510-6       Vote AGAINST IF the plan authorizes 5 or more types of awards.
------------------------------------------------------------------------------------------------------------------------------------
    1510-7       Vote AGAINST IF the plan allows for non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        15

------------------------------------------------------------------------------------------------------------------------------------
    1510-8       Vote AGAINST IF the plan includes an incentive to receive shares.
------------------------------------------------------------------------------------------------------------------------------------
    1510-9       Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1510-10      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Amend Director Stock Option Plan (1511)
------------------------------------------------------------------------------------------------------------------------------------
    1511-1       Always vote FOR a management proposal to amend a stock option plan for non-employee directors.                X
------------------------------------------------------------------------------------------------------------------------------------
    1511-2       Always vote AGAINST a management proposal to amend a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1511-3       Vote AGAINST IF the amendment increases the size of the option awards.
------------------------------------------------------------------------------------------------------------------------------------
    1511-4       Vote AGAINST IF the amendment would authorize 5 or more types of awards.
------------------------------------------------------------------------------------------------------------------------------------
    1511-5       Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1511-6       Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------

Add Shares to Director Stock Option Plan (1512)
------------------------------------------------------------------------------------------------------------------------------------
    1512-1       Always vote FOR a management proposal to add shares to a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1512-2       Always vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1512-3       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market           X
                 value.
------------------------------------------------------------------------------------------------------------------------------------
    1512-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1512-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1512-6       Vote AGAINST IF the plan authorizes 5 or more types of awards.
------------------------------------------------------------------------------------------------------------------------------------
    1512-7       Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1512-8       Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------
    1512-9       Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1512-10      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Employee Stock Purchase Plan (1520)
------------------------------------------------------------------------------------------------------------------------------------
    1520-1       Always vote FOR a management proposal to adopt an employee stock purchase plan.
------------------------------------------------------------------------------------------------------------------------------------
    1520-2       Vote AGAINST IF the plan allows employees to purchase stock at less than 85% the fair market value.
------------------------------------------------------------------------------------------------------------------------------------
    1520-3       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1520-4       Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        16

Amend Employee Stock Purchase Plan (1521)
------------------------------------------------------------------------------------------------------------------------------------
    1521-1       Always vote FOR a management proposal to amend an employee stock purchase plan.
------------------------------------------------------------------------------------------------------------------------------------
    1521-2       Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.        X
------------------------------------------------------------------------------------------------------------------------------------

Add Shares to Employee Stock Purchase Plan (1522)
------------------------------------------------------------------------------------------------------------------------------------
    1522-1       Always vote FOR a management proposal to add shares to an employee stock purchase plan.
------------------------------------------------------------------------------------------------------------------------------------
    1522-2       Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.        X
------------------------------------------------------------------------------------------------------------------------------------
    1522-3       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1522-4       Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Stock Award Plan (1530)
------------------------------------------------------------------------------------------------------------------------------------
    1530-1       Always vote FOR a management proposal to adopt a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1530-2       Always vote AGAINST a management proposal to adopt a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1530-3       Vote AGAINST IF the awards vest solely on tenure.
------------------------------------------------------------------------------------------------------------------------------------
    1530-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1530-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1530-6       Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's      X
                 peer group.
------------------------------------------------------------------------------------------------------------------------------------

Amend Stock Award Plan (1531)
------------------------------------------------------------------------------------------------------------------------------------
    1531-1       Always vote FOR a management proposal to amend a stock award plan for executives.                             X
------------------------------------------------------------------------------------------------------------------------------------
    1531-2       Always vote AGAINST a management proposal to amend a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1531-3       Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
------------------------------------------------------------------------------------------------------------------------------------
    1531-4       Vote AGAINST IF the amendment increases the per-employee limit for awards.
------------------------------------------------------------------------------------------------------------------------------------

Add Shares to Stock Award Plan (1532)
------------------------------------------------------------------------------------------------------------------------------------
    1532-1       Always vote FOR a management proposal to add shares to a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1532-2       Always vote AGAINST a management proposal to add shares to a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1532-3       Vote AGAINST IF the awards vest solely on tenure.
------------------------------------------------------------------------------------------------------------------------------------
    1532-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        17

------------------------------------------------------------------------------------------------------------------------------------
    1532-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1532-6       Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's      X
                 peer group.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Director Stock Award Plan (1540)
------------------------------------------------------------------------------------------------------------------------------------
    1540-1       Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.                 X
------------------------------------------------------------------------------------------------------------------------------------
    1540-2       Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1540-3       Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.
------------------------------------------------------------------------------------------------------------------------------------
    1540-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1540-5       Vote AGAINST IF the minimum potential dilution for all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1540-6       Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1540-7       Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------

Amend Director Stock Award Plan (1541)
------------------------------------------------------------------------------------------------------------------------------------
    1541-1       Always vote FOR a management proposal to amend a stock award plan for non-employee directors.                 X
------------------------------------------------------------------------------------------------------------------------------------
    1541-2       Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1541-3       Vote AGAINST IF the amendment increases the award size.
------------------------------------------------------------------------------------------------------------------------------------
    1541-4       Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.
------------------------------------------------------------------------------------------------------------------------------------
    1541-5       Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1541-6       Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------

Add Shares to Director Stock Award Plan (1542)
------------------------------------------------------------------------------------------------------------------------------------
    1542-1       Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.         X
------------------------------------------------------------------------------------------------------------------------------------
    1542-2       Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1542-3       Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.
------------------------------------------------------------------------------------------------------------------------------------
    1542-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1542-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1542-6       Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1542-7       Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        18


Approve Annual Bonus Plan (1560)
------------------------------------------------------------------------------------------------------------------------------------
    1560-1       Always vote FOR a management proposal to approve an annual bonus plan.                                        X
------------------------------------------------------------------------------------------------------------------------------------
    1560-2       Always vote AGAINST a management proposal to approve an annual bonus plan.
------------------------------------------------------------------------------------------------------------------------------------
    1560-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------
    1560-4       Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's base salary.
------------------------------------------------------------------------------------------------------------------------------------
    1560-5       Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
------------------------------------------------------------------------------------------------------------------------------------
    1560-6       Vote AGAINST IF the performance criteria is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------

Approve Savings Plan (1561)
------------------------------------------------------------------------------------------------------------------------------------
    1561-1       Always vote FOR a management proposal to adopt a savings plan.                                                X
------------------------------------------------------------------------------------------------------------------------------------
    1561-2       Always vote AGAINST a management proposal to adopt a savings plan.
------------------------------------------------------------------------------------------------------------------------------------

Approve Option/Stock Awards (1562)
------------------------------------------------------------------------------------------------------------------------------------
    1562-1       Always vote FOR a management proposal to grant a one-time option/stock award.
------------------------------------------------------------------------------------------------------------------------------------
    1562-2       Always vote AGAINST a management proposal to grant a one-time option/stock award.
------------------------------------------------------------------------------------------------------------------------------------
    1562-3       Vote AGAINST IF the option/stock award is priced less than 85% of the fair market value on the grant          X
                 date.
------------------------------------------------------------------------------------------------------------------------------------
    1562-4       Vote AGAINST IF the option/stock award represents dilution of more than XX% of outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1562-5       Vote AGAINST IF the option/stock award is time-lapsing restricted shares.
------------------------------------------------------------------------------------------------------------------------------------
    1562-6       Vote AGAINST IF the option/stock award is unrestricted shares.
------------------------------------------------------------------------------------------------------------------------------------
    1562-7       Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1562-8       Vote AGAINST IF the company's overhang, including this proposal, exceeds the 75th percentile of its peer      X
                 group.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Deferred Compensation Plan (1563)
------------------------------------------------------------------------------------------------------------------------------------
    1563-1       Always vote FOR a management proposal to adopt a deferred compensation plan.                                  X
------------------------------------------------------------------------------------------------------------------------------------
    1563-2       Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1563-3       Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1563-4       Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        19


Approve Long-Term Bonus Plan (1564)
------------------------------------------------------------------------------------------------------------------------------------
    1564-1       Always vote FOR a management proposal to approve a long-term bonus plan.                                      X
------------------------------------------------------------------------------------------------------------------------------------
    1564-2       Always vote AGAINST a management proposal to approve a long-term bonus plan.
------------------------------------------------------------------------------------------------------------------------------------
    1564-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------
    1564-4       Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant's base salary.
------------------------------------------------------------------------------------------------------------------------------------
    1564-5       Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
------------------------------------------------------------------------------------------------------------------------------------
    1564-6       Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1564-7       Vote AGAINST IF the performance criteria is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------

Approve Employment Agreements (1565)
------------------------------------------------------------------------------------------------------------------------------------
    1565-1       Always vote FOR a management proposal to approve an employment agreement or contract.                          X
------------------------------------------------------------------------------------------------------------------------------------
    1565-2       Always vote AGAINST a management proposal to approve an employment agreement or contract.
------------------------------------------------------------------------------------------------------------------------------------

Amend Deferred Compensation Plan (1566)
------------------------------------------------------------------------------------------------------------------------------------
    1566-1       Always vote FOR a management proposal to amend a deferred compensation plan.                                   X
------------------------------------------------------------------------------------------------------------------------------------
    1566-2       Always vote AGAINST a management proposal to amend a deferred compensation plan.
------------------------------------------------------------------------------------------------------------------------------------

Exchange Underwater Options (1570)
------------------------------------------------------------------------------------------------------------------------------------
    1570-1       Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).
------------------------------------------------------------------------------------------------------------------------------------
    1570-2       Always vote AGAINST a management proposal to exchange underwater options (options with a per-share            X
                 exercise price that exceeds the underlying stock's current market price).
------------------------------------------------------------------------------------------------------------------------------------
    1570-3       Vote AGAINST IF the 5 highest paid executives are eligible for the option exchange program.
------------------------------------------------------------------------------------------------------------------------------------

Amend Annual Bonus Plan (1581)
------------------------------------------------------------------------------------------------------------------------------------
    1581-1       Always vote FOR a management proposal to amend an annual bonus plan.                                          X
------------------------------------------------------------------------------------------------------------------------------------
    1581-2       Always vote AGAINST a management proposal to amend an annual bonus plan.
------------------------------------------------------------------------------------------------------------------------------------
    1581-3       Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.
------------------------------------------------------------------------------------------------------------------------------------

Reapprove Option/Bonus Plan for OBRA (1582)
------------------------------------------------------------------------------------------------------------------------------------
    1582-1       Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of          X
                 OBRA.
------------------------------------------------------------------------------------------------------------------------------------
    1582-2       Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
------------------------------------------------------------------------------------------------------------------------------------
    1582-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        20

------------------------------------------------------------------------------------------------------------------------------------
    1582-4       Vote AGAINST IF the performance criteria is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------
    1582-5       Vote AGAINST IF the company repriced or replaced options in the past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------

Amend Long-Term Bonus Plan (1586)
------------------------------------------------------------------------------------------------------------------------------------
    1586-1       Always vote FOR a management proposal to amend a long-term bonus plan.                                        X
------------------------------------------------------------------------------------------------------------------------------------
    1586-2       Always vote AGAINST a management proposal to amend a long-term bonus plan.
------------------------------------------------------------------------------------------------------------------------------------
    1586-3       Vote AGAINST IF the plan increases the per-employee maximum bonus.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        21

SHAREHOLDER PROPOSALS
---------------------

SP-Shareholder Approval of Auditors (2000)
------------------------------------------------------------------------------------------------------------------------------------
    2000-1       Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.
------------------------------------------------------------------------------------------------------------------------------------
    2000-2       Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.                  X
------------------------------------------------------------------------------------------------------------------------------------

SP-Auditors Must Attend Annual Meeting (2001)
------------------------------------------------------------------------------------------------------------------------------------
    2001-1       Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.
------------------------------------------------------------------------------------------------------------------------------------
    2001-2       Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.             X
------------------------------------------------------------------------------------------------------------------------------------

SP-Limit Consulting by Auditors (2002)
------------------------------------------------------------------------------------------------------------------------------------
    2002-1       Always vote FOR a shareholder proposal calling for limiting consulting by auditors.
------------------------------------------------------------------------------------------------------------------------------------
    2002-2       Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.                       X
------------------------------------------------------------------------------------------------------------------------------------

SP-Rotate Auditors (2003)
------------------------------------------------------------------------------------------------------------------------------------
    2003-1       Always vote FOR a shareholder proposal calling for the rotation of auditors.
------------------------------------------------------------------------------------------------------------------------------------
    2003-2       Always vote AGAINST a shareholder proposal calling for the rotation of auditors.                              X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restore Preemptive Rights (2010)
------------------------------------------------------------------------------------------------------------------------------------
    2010-1       Always vote FOR a shareholder proposal to restore preemptive rights.
------------------------------------------------------------------------------------------------------------------------------------
    2010-2       Always vote AGAINST a shareholder proposal to restore preemptive rights.                                      X
------------------------------------------------------------------------------------------------------------------------------------

SP-Study Sale or Spin-Off (2030)
------------------------------------------------------------------------------------------------------------------------------------
    2030-1       Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.
------------------------------------------------------------------------------------------------------------------------------------
    2030-2       Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other              X
                 strategic alternatives.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Confidential Voting (2100)
------------------------------------------------------------------------------------------------------------------------------------
    2100-1       Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.
------------------------------------------------------------------------------------------------------------------------------------
    2100-2       Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent      x
                 tabulation of the proxy ballots.
------------------------------------------------------------------------------------------------------------------------------------

SP-Counting Shareholder Votes (2101)
------------------------------------------------------------------------------------------------------------------------------------
    2101-1       Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.
------------------------------------------------------------------------------------------------------------------------------------
    2101-2       Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and        x
                 broker non-votes in vote tabulations.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  22

SP-No Discretionary Voting (2102)
------------------------------------------------------------------------------------------------------------------------------------
    2102-1       Always vote FOR a shareholder proposal to eliminate the
                 company's discretion to vote unmarked proxy ballots.
------------------------------------------------------------------------------------------------------------------------------------
    2102-2       Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy x ballots.
------------------------------------------------------------------------------------------------------------------------------------

IRRC SmartVoter Guidelines                                                                                                        22

SP-Equal Access to the Proxy (2110)
------------------------------------------------------------------------------------------------------------------------------------
    2110-1       Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.
------------------------------------------------------------------------------------------------------------------------------------
    2110-2       Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for                 X
                 shareholders.
------------------------------------------------------------------------------------------------------------------------------------
    2110-3       Vote AGAINST IF the ballot will become open to shareholders' nominees.
------------------------------------------------------------------------------------------------------------------------------------
    2110-4       Vote AGAINST IF the change will allow shareholder statements.
------------------------------------------------------------------------------------------------------------------------------------

SP-Improve Meeting Reports (2120)
------------------------------------------------------------------------------------------------------------------------------------
    2120-1       Always vote FOR a shareholder proposal to improve annual meeting reports.
------------------------------------------------------------------------------------------------------------------------------------
    2120-2       Always vote AGAINST a shareholder proposal to improve annual meeting reports.                                 X
------------------------------------------------------------------------------------------------------------------------------------

SP-Change Annual Meeting Location (2130)
------------------------------------------------------------------------------------------------------------------------------------
    2130-1       Always vote FOR a shareholder proposal to change the annual meeting location.
------------------------------------------------------------------------------------------------------------------------------------
    2130-2       Always vote AGAINST a shareholder proposal to change the annual meeting location.                             X
------------------------------------------------------------------------------------------------------------------------------------

SP-Change Annual Meeting Date (2131)
------------------------------------------------------------------------------------------------------------------------------------
    2131-1       Always vote FOR a shareholder proposal to change the annual meeting date.
------------------------------------------------------------------------------------------------------------------------------------
    2131-2       Always vote AGAINST a shareholder proposal to change the annual meeting date.                                 X
------------------------------------------------------------------------------------------------------------------------------------

SP-Board Inclusiveness (2201)
------------------------------------------------------------------------------------------------------------------------------------
    2201-1       Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.
------------------------------------------------------------------------------------------------------------------------------------
    2201-2       Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as           X
                 directors.
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Board Independence (2202)                                                                              Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    2202-1       Always vote FOR a shareholder proposal seeking to increase board independence.
------------------------------------------------------------------------------------------------------------------------------------
    2202-2       Always vote AGAINST a shareholder proposal seeking to increase board independence.
------------------------------------------------------------------------------------------------------------------------------------

SP-Director Tenure/Retirement Age (2203)
------------------------------------------------------------------------------------------------------------------------------------
    2203-1       Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
------------------------------------------------------------------------------------------------------------------------------------
    2203-2       Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by        x
                 establishing a retirement or tenure policy.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        23

------------------------------------------------------------------------------------------------------------------------------------
    2203-3       Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
------------------------------------------------------------------------------------------------------------------------------------
    2203-4       Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.
------------------------------------------------------------------------------------------------------------------------------------

SP-Minimum Stock Ownership by Directors (2204)
------------------------------------------------------------------------------------------------------------------------------------
    2204-1       Always vote FOR a shareholder proposal to require minimum stock ownership by directors.
------------------------------------------------------------------------------------------------------------------------------------
    2204-2       Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.                   X
------------------------------------------------------------------------------------------------------------------------------------
    2204-3       Vote AGAINST IF the minimum level of ownership required is more than XX shares.
------------------------------------------------------------------------------------------------------------------------------------

SP-Allow Union/Employee Representatives on the Board (2205)
------------------------------------------------------------------------------------------------------------------------------------
    2205-1       Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
------------------------------------------------------------------------------------------------------------------------------------
    2205-2       Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives        X
                 on the board of directors.
------------------------------------------------------------------------------------------------------------------------------------

SP-Directors' Role in Corporate Strategy (2206)
------------------------------------------------------------------------------------------------------------------------------------
    2206-1       Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.
------------------------------------------------------------------------------------------------------------------------------------
    2206-2       Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in       X
                 the development and monitoring of the company's long-term strategic plan.
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Nominating Committee Independence (2210)
------------------------------------------------------------------------------------------------------------------------------------
    2210-1       Always vote FOR a shareholder proposal to increase the independence of the nominating committee.
------------------------------------------------------------------------------------------------------------------------------------
    2210-2       Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.          X
------------------------------------------------------------------------------------------------------------------------------------

SP-Create Nominating Committee (2211)
------------------------------------------------------------------------------------------------------------------------------------
    2211-1       Always vote FOR a shareholder proposal to create a nominating committee of the board.
------------------------------------------------------------------------------------------------------------------------------------
    2211-2       Always vote AGAINST a shareholder proposal to create a nominating committee of the board.                     X
------------------------------------------------------------------------------------------------------------------------------------
    2211-3       Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.
------------------------------------------------------------------------------------------------------------------------------------

SP-Create Shareholder Committee (2212)
------------------------------------------------------------------------------------------------------------------------------------
    2212-1       Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
------------------------------------------------------------------------------------------------------------------------------------
    2212-2       Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.                    X
------------------------------------------------------------------------------------------------------------------------------------
    2212-3       Vote AGAINST IF the proposal is a binding bylaw amendment.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        24


SP-Independent Board Chairman (2214)
------------------------------------------------------------------------------------------------------------------------------------
    2214-1       Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    2214-2       Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen       X
                 from among the ranks of the non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------

SP-Lead Director (2215)
------------------------------------------------------------------------------------------------------------------------------------
    2215-1       Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    2215-2       Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of      X
                 the non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Cumulative Voting (2220)
------------------------------------------------------------------------------------------------------------------------------------
    2220-1       Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------
    2220-2       Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.                     X
------------------------------------------------------------------------------------------------------------------------------------

SP-Require Nominee Statement in Proxy (2230)
------------------------------------------------------------------------------------------------------------------------------------
    2230-1       Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
------------------------------------------------------------------------------------------------------------------------------------
    2230-2       Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the      X
                 proxy statement.
------------------------------------------------------------------------------------------------------------------------------------

SP-Double Board Nominees (2231)
------------------------------------------------------------------------------------------------------------------------------------
    2231-1       Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
------------------------------------------------------------------------------------------------------------------------------------
    2231-2       Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.      X
------------------------------------------------------------------------------------------------------------------------------------

SP-Director Liability (2240)
------------------------------------------------------------------------------------------------------------------------------------
    2240-1       Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.
------------------------------------------------------------------------------------------------------------------------------------
    2240-2       Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that                X
                 constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.
------------------------------------------------------------------------------------------------------------------------------------

SP-Repeal Classified Board (2300)
------------------------------------------------------------------------------------------------------------------------------------
    2300-1       Always vote FOR a shareholder proposal to repeal a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    2300-2       Always vote AGAINST a shareholder proposal to repeal a classified board.                                      X
------------------------------------------------------------------------------------------------------------------------------------
    2300-3       Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        25


SP-Redeem or Vote on Poison Pill (2310)
------------------------------------------------------------------------------------------------------------------------------------
    2310-1       Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------
    2310-2       Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote        X
                 on a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------
    2310-3       Vote AGAINST IF the proposal seeks to redeem the rights plan.
------------------------------------------------------------------------------------------------------------------------------------
    2310-4       Vote AGAINST IF the board has an independent majority.
------------------------------------------------------------------------------------------------------------------------------------
    2310-5       Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
------------------------------------------------------------------------------------------------------------------------------------
    2310-6       Vote AGAINST IF the pill does not contain a dead-hand provision.
------------------------------------------------------------------------------------------------------------------------------------
    2310-7       Vote AGAINST IF the company elects the entire board annually.
------------------------------------------------------------------------------------------------------------------------------------

SP-Eliminate Supermajority Provision (2320)
------------------------------------------------------------------------------------------------------------------------------------
    2320-1       Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.
------------------------------------------------------------------------------------------------------------------------------------
    2320-2       Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.                  X
------------------------------------------------------------------------------------------------------------------------------------

SP-Reduce Supermajority Provision (2321)
------------------------------------------------------------------------------------------------------------------------------------
    2321-1       Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.
------------------------------------------------------------------------------------------------------------------------------------
    2321-2       Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.                     X
------------------------------------------------------------------------------------------------------------------------------------

SP-Repeal Fair Price Provision (2324)
------------------------------------------------------------------------------------------------------------------------------------
    2324-1       Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
------------------------------------------------------------------------------------------------------------------------------------
    2324-2       Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.                        X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restore Right to Call a Special Meeting (2325)
------------------------------------------------------------------------------------------------------------------------------------
    2325-1       Always vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------
    2325-2       Always vote AGAINST a shareholder proposal to restore shareholders' right to call a special meeting.          X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restore Right to Act by Written Consent (2326)
------------------------------------------------------------------------------------------------------------------------------------
    2326-1       Always vote FOR a shareholder proposal to restore shareholders' right to act by written consent.
------------------------------------------------------------------------------------------------------------------------------------
    2326-2       Always vote AGAINST a shareholder proposal to restore shareholders' right to act by written consent.          X
------------------------------------------------------------------------------------------------------------------------------------

SP-Prohibit Targeted Share Placement (2330)
------------------------------------------------------------------------------------------------------------------------------------
    2330-1       Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.
------------------------------------------------------------------------------------------------------------------------------------
    2330-2       Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share            X
                 placements or to require shareholder approval before such block placements can be made.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        26

SP-Opt Out of State Takeover Statute (2341)
------------------------------------------------------------------------------------------------------------------------------------
    2341-1       Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.
------------------------------------------------------------------------------------------------------------------------------------
    2341-2       Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover        X
                 statutory provision.
------------------------------------------------------------------------------------------------------------------------------------

SP-Reincorporation (2342)
------------------------------------------------------------------------------------------------------------------------------------
    2342-1       Always vote FOR a shareholder proposal to reincorporate the company in another state.
------------------------------------------------------------------------------------------------------------------------------------
    2342-2       Always vote AGAINST a shareholder proposal to reincorporate the company in another state.                      X
------------------------------------------------------------------------------------------------------------------------------------
    2342-3       Vote AGAINST IF the new state has stronger anti-takeover provisions.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Anti-Greenmail Provision (2350)
------------------------------------------------------------------------------------------------------------------------------------
    2350-1       Always vote FOR a shareholder proposal to limit greenmail payments.
------------------------------------------------------------------------------------------------------------------------------------
    2320-2       Always vote AGAINST a shareholder proposal to limit greenmail payments.                                       X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restrict Executive Compensation (2400)
------------------------------------------------------------------------------------------------------------------------------------
    2400-1       Always vote FOR a shareholder proposal to restrict executive compensation.
------------------------------------------------------------------------------------------------------------------------------------
    2400-2       Always vote AGAINST a shareholder proposal to restrict executive compensation.                                X
------------------------------------------------------------------------------------------------------------------------------------
    2400-3       Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.
------------------------------------------------------------------------------------------------------------------------------------

SP-Disclose Executive Compensation (2401)
------------------------------------------------------------------------------------------------------------------------------------
    2401-1       Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.
------------------------------------------------------------------------------------------------------------------------------------
    2401-2       Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.               X
------------------------------------------------------------------------------------------------------------------------------------
    2401-3       Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.
------------------------------------------------------------------------------------------------------------------------------------

SP-Restrict Director Compensation (2402)
------------------------------------------------------------------------------------------------------------------------------------
    2402-1       Always vote FOR a shareholder proposal to restrict director compensation.
------------------------------------------------------------------------------------------------------------------------------------
    2402-2       Always vote AGAINST a shareholder proposal to restrict director compensation.                                 X
------------------------------------------------------------------------------------------------------------------------------------

SP-Cap Executive Pay (2403)
------------------------------------------------------------------------------------------------------------------------------------
    2403-1       Always vote FOR a shareholder proposal to cap executive pay.
------------------------------------------------------------------------------------------------------------------------------------
    2403-2       Always vote AGAINST a shareholder proposal to cap executive pay.                                              X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        27


SP-Pay Directors in Stock (2405)
------------------------------------------------------------------------------------------------------------------------------------
    2405-1       Always vote FOR a shareholder proposal calling for directors to be paid with company stock.
------------------------------------------------------------------------------------------------------------------------------------
    2405-2       Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.               X
------------------------------------------------------------------------------------------------------------------------------------
    2405-3       Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.
------------------------------------------------------------------------------------------------------------------------------------

SP-Approve Executive Compensation (2406)
------------------------------------------------------------------------------------------------------------------------------------
    2406-1       Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.
------------------------------------------------------------------------------------------------------------------------------------
    2406-2       Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.                    X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restrict Director Pensions (2407)
------------------------------------------------------------------------------------------------------------------------------------
    2407-1       Always vote FOR a shareholder proposal calling for the termination of director retirement plans.
------------------------------------------------------------------------------------------------------------------------------------
    2407-2       Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.          X
------------------------------------------------------------------------------------------------------------------------------------

SP-Review/Report on/Link Executive Pay to Social Performance (2408)
------------------------------------------------------------------------------------------------------------------------------------
    2408-1       Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
------------------------------------------------------------------------------------------------------------------------------------
    2408-2       Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link              X
                 executive compensation to non-financial criteria, particularly social criteria.
------------------------------------------------------------------------------------------------------------------------------------
    2408-3       Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.
------------------------------------------------------------------------------------------------------------------------------------

SP-No Repricing of Underwater Options (2409)
------------------------------------------------------------------------------------------------------------------------------------
    2409-1       Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
------------------------------------------------------------------------------------------------------------------------------------
    2409-2       Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater      X
                 stock options.
------------------------------------------------------------------------------------------------------------------------------------
    2409-3       Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.
------------------------------------------------------------------------------------------------------------------------------------

SP-Golden Parachutes (2414)
------------------------------------------------------------------------------------------------------------------------------------
    2414-1       Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
------------------------------------------------------------------------------------------------------------------------------------
    2414-2       Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden             X
                 parachutes.
------------------------------------------------------------------------------------------------------------------------------------
    2414-3       Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives' salary and bonus.
------------------------------------------------------------------------------------------------------------------------------------

SP-Award Performance-Based Stock Options (2415)
------------------------------------------------------------------------------------------------------------------------------------
    2415-1       Always vote FOR a shareholder proposal seeking to award performance-based stock options.
------------------------------------------------------------------------------------------------------------------------------------
    2415-2       Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.                  X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        28


SP-Expense Stock Options (2416)
------------------------------------------------------------------------------------------------------------------------------------
    2416-1       Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.
------------------------------------------------------------------------------------------------------------------------------------
    2416-2       Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future         X
                 stock options issued by the company in the company's annual income statement.
------------------------------------------------------------------------------------------------------------------------------------

SP-Pension Fund Surplus (2417)
------------------------------------------------------------------------------------------------------------------------------------
    2417-1       Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
------------------------------------------------------------------------------------------------------------------------------------
    2417-2       Always vote AGAINST a shareholder proposal that requests future executive compensation be determined          X
                 without regard to any pension fund income.
------------------------------------------------------------------------------------------------------------------------------------

SP-Create Compensation Committee (2420)
------------------------------------------------------------------------------------------------------------------------------------
    2420-1       Always vote FOR a shareholder proposal to create a compensation committee.
------------------------------------------------------------------------------------------------------------------------------------
    2420-2       Always vote AGAINST a shareholder proposal to create a compensation committee.                                X
------------------------------------------------------------------------------------------------------------------------------------

SP-Hire Independent Compensation Consultant (2421)
------------------------------------------------------------------------------------------------------------------------------------
    2421-1       Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.
------------------------------------------------------------------------------------------------------------------------------------
    2421-2       Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own            X
                 independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Compensation Committee Independence (2422)
------------------------------------------------------------------------------------------------------------------------------------
    2422-1       Always vote FOR a shareholder proposal to increase the independence of the compensation committee.
------------------------------------------------------------------------------------------------------------------------------------
    2422-2       Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee. X
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Audit Committee Independence (2500)
------------------------------------------------------------------------------------------------------------------------------------
    2500-1       Always vote FOR a shareholder proposal to increase the independence of the audit committee.
------------------------------------------------------------------------------------------------------------------------------------
    2500-2       Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.               X
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Key Committee Independence (2501)
------------------------------------------------------------------------------------------------------------------------------------
    2501-1       Always vote FOR a shareholder proposal to increase the independence of key committees.
------------------------------------------------------------------------------------------------------------------------------------
    2501-2       Always vote AGAINST a shareholder proposal to increase the independence of key committees.                    X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        29


SOCIAL ISSUE PROPOSALS
----------------------

SP-Develop/Report on Human Rights Policy (3000)
------------------------------------------------------------------------------------------------------------------------------------
    3000-1       Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
------------------------------------------------------------------------------------------------------------------------------------
    3000-2       Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights         X
                 policies.
------------------------------------------------------------------------------------------------------------------------------------
    3000-3       Vote AGAINST IF the company does not operate in countries of concern.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Operations' Impact on Local Groups (3005)
------------------------------------------------------------------------------------------------------------------------------------
    3005-1       Always vote FOR a shareholder proposal that asks the company to review its operations' impact on local groups.
------------------------------------------------------------------------------------------------------------------------------------
    3005-2       Always vote AGAINST a shareholder proposal that asks the company to review its operations' impact on          X
                 local groups.
------------------------------------------------------------------------------------------------------------------------------------

SP-Burma-Limit or End Operations (3030)
------------------------------------------------------------------------------------------------------------------------------------
    3030-1       Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
------------------------------------------------------------------------------------------------------------------------------------
    3030-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.         X
------------------------------------------------------------------------------------------------------------------------------------
    3030-3       Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.
------------------------------------------------------------------------------------------------------------------------------------
    3030-4       Vote AGAINST IF the company does not contract directly with the Burmese government.
------------------------------------------------------------------------------------------------------------------------------------

SP-Burma-Review Operations (3031)
------------------------------------------------------------------------------------------------------------------------------------
    3031-1       Always vote FOR a shareholder proposal that asks management to review operations in Burma.
------------------------------------------------------------------------------------------------------------------------------------
    3031-2       Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.                X
------------------------------------------------------------------------------------------------------------------------------------

SP-China-No Use of Forced Labor (3040)
------------------------------------------------------------------------------------------------------------------------------------
    3040-1       Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.
------------------------------------------------------------------------------------------------------------------------------------
    3040-2       Always vote AGAINST a shareholder proposal that asks management to certify that company operations are        X
                 free of forced labor.
------------------------------------------------------------------------------------------------------------------------------------

SP-China-Adopt Code of Conduct (3041)
------------------------------------------------------------------------------------------------------------------------------------
    3041-1       Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
------------------------------------------------------------------------------------------------------------------------------------
    3041-2       Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on      X
                 each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
------------------------------------------------------------------------------------------------------------------------------------
    3041-3       Vote AGAINST IF the company has de minimus operations involving China.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        30


SP-Review Military Contracting Criteria (3100)
------------------------------------------------------------------------------------------------------------------------------------
    3100-1       Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
------------------------------------------------------------------------------------------------------------------------------------
    3100-2       Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical       X
                 criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
------------------------------------------------------------------------------------------------------------------------------------
    3100-3       Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Economic Conversion (3110)
------------------------------------------------------------------------------------------------------------------------------------
    3110-1       Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.
------------------------------------------------------------------------------------------------------------------------------------
    3110-2       Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the           X
                 company's facilities that are dependent on defense contracts toward production for commercial markets.
------------------------------------------------------------------------------------------------------------------------------------
    3110-3       Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Space Weapons (3120)
------------------------------------------------------------------------------------------------------------------------------------
    3120-1       Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.
------------------------------------------------------------------------------------------------------------------------------------
    3120-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's government         X
                 contracts for the development of ballistic missile defense technologies and related space systems.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Foreign Military Sales (3130)
------------------------------------------------------------------------------------------------------------------------------------
    3130-1       Always vote FOR a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.
------------------------------------------------------------------------------------------------------------------------------------
    3130-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign            X
                 military sales or foreign offset activities.
------------------------------------------------------------------------------------------------------------------------------------
    3130-3       Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.
------------------------------------------------------------------------------------------------------------------------------------

SP-Limit or End Nuclear Weapons Production (3150)
------------------------------------------------------------------------------------------------------------------------------------
    3150-1       Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
------------------------------------------------------------------------------------------------------------------------------------
    3150-2       Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons               X
                 production.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Nuclear Weapons Production (3151)
------------------------------------------------------------------------------------------------------------------------------------
    3151-1       Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
------------------------------------------------------------------------------------------------------------------------------------
    3151-2       Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.         X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        31


SP-Review Charitable Giving Policy (3210)
------------------------------------------------------------------------------------------------------------------------------------
    3210-1       Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
------------------------------------------------------------------------------------------------------------------------------------
    3210-2       Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated          X
                 contribution programs.
------------------------------------------------------------------------------------------------------------------------------------
    3210-3       Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.
------------------------------------------------------------------------------------------------------------------------------------

SP-Limit or End Charitable Giving (3215)
------------------------------------------------------------------------------------------------------------------------------------
    3215-1       Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
------------------------------------------------------------------------------------------------------------------------------------
    3215-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.           X
------------------------------------------------------------------------------------------------------------------------------------
    3215-3       Vote AGAINST IF the company's giving is not excessive or the proposal would end all giving.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Political Spending (3220)
------------------------------------------------------------------------------------------------------------------------------------
    3220-1       Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
------------------------------------------------------------------------------------------------------------------------------------
    3220-2       Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political           X
                 spending and activities.
------------------------------------------------------------------------------------------------------------------------------------
    3220-3       Vote AGAINST IF the information requested is already easily available or if compliance is costly.
------------------------------------------------------------------------------------------------------------------------------------

SP-Limit or End Political Spending (3221)
------------------------------------------------------------------------------------------------------------------------------------
    3221-1       Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
------------------------------------------------------------------------------------------------------------------------------------
    3221-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.          X
------------------------------------------------------------------------------------------------------------------------------------
    3221-3       Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.
------------------------------------------------------------------------------------------------------------------------------------

SP-Disclose Prior Government Service (3222)
------------------------------------------------------------------------------------------------------------------------------------
    3222-1       Always vote FOR a shareholder proposal requesting disclosure of company executives' prior government service.
------------------------------------------------------------------------------------------------------------------------------------
    3222-2       Always vote AGAINST a shareholder proposal requesting disclosure of company executives' prior government      X
                 service.
------------------------------------------------------------------------------------------------------------------------------------

SP-Affirm Political Nonpartisanship (3224)
------------------------------------------------------------------------------------------------------------------------------------
    3224-1       Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
------------------------------------------------------------------------------------------------------------------------------------
    3224-2       Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.               X
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Tobacco Marketing (3300)
------------------------------------------------------------------------------------------------------------------------------------
    3300-1       Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
------------------------------------------------------------------------------------------------------------------------------------
    3300-2       Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product        X
                 marketing practices.
------------------------------------------------------------------------------------------------------------------------------------
    3300-3       Vote AGAINST IF no relevant studies suggest the company's practices promote illegal sales to minors.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        32

    3300-4       Vote AGAINST IF the proposal deals with marketing to specific target groups.
------------------------------------------------------------------------------------------------------------------------------------
    3300-5       Vote AGAINST IF the proposal deals with marketing practices abroad.
------------------------------------------------------------------------------------------------------------------------------------
    3300-6       Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.
------------------------------------------------------------------------------------------------------------------------------------
    3300-7       Vote AGAINST IF the proposal calls for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------

SP-Sever Links with Tobacco Industry (3307)
------------------------------------------------------------------------------------------------------------------------------------
    3307-1       Always vote FOR a shareholder proposal to sever links with the tobacco industry.
------------------------------------------------------------------------------------------------------------------------------------
    3307-2       Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.                          X
------------------------------------------------------------------------------------------------------------------------------------
    3307-3       Vote AGAINST IF the company is submitted to a tobacco company.
------------------------------------------------------------------------------------------------------------------------------------
    3307-4       Vote AGAINST IF the company is NOT a health care company.
------------------------------------------------------------------------------------------------------------------------------------
    3307-5       Vote AGAINST IF the company has retail outlets for tobacco products.
------------------------------------------------------------------------------------------------------------------------------------
    3307-6       Vote AGAINST IF the company provides products to the tobacco industry.
------------------------------------------------------------------------------------------------------------------------------------
    3307-7       Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
------------------------------------------------------------------------------------------------------------------------------------
    3307-8       Vote AGAINST IF the proposal concerns tobacco farmers.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review or Reduce Tobacco Harm to Health (3308)
------------------------------------------------------------------------------------------------------------------------------------
    3308-1       Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
------------------------------------------------------------------------------------------------------------------------------------
    3308-2       Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to          X
                 health.
------------------------------------------------------------------------------------------------------------------------------------
    3308-3       Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
------------------------------------------------------------------------------------------------------------------------------------
    3308-4       Vote AGAINST IF the proposal concerns research or changes to product ingredients.
------------------------------------------------------------------------------------------------------------------------------------
    3308-5       Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review or Promote Animal Welfare (3320)
------------------------------------------------------------------------------------------------------------------------------------
    3320-1       Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
------------------------------------------------------------------------------------------------------------------------------------
    3320-2       Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.          X
------------------------------------------------------------------------------------------------------------------------------------
    3320-3       Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Drug Pricing or Distribution (3340)
------------------------------------------------------------------------------------------------------------------------------------
    3340-1       Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
------------------------------------------------------------------------------------------------------------------------------------
    3340-2       Always vote AGAINST a shareholder proposal that asks the company to report or take action on                  X
                 pharmaceutical drug pricing or distribution.
------------------------------------------------------------------------------------------------------------------------------------
    3340-3       Vote AGAINST IF the proposal asks for more than a report.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        33

------------------------------------------------------------------------------------------------------------------------------------
    3340-4       Vote AGAINST IF the proposal relates only to domestic pricing.
------------------------------------------------------------------------------------------------------------------------------------

SP-Oppose Embryo/Fetal Destruction (3350)
------------------------------------------------------------------------------------------------------------------------------------
    3350-1       Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
------------------------------------------------------------------------------------------------------------------------------------
    3350-2       Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal            X
                 destruction.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Nuclear Facility/Waste (3400)
------------------------------------------------------------------------------------------------------------------------------------
    3400-1       Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
------------------------------------------------------------------------------------------------------------------------------------
    3400-2       Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear               X
                 facilities or nuclear waste.
------------------------------------------------------------------------------------------------------------------------------------
    3400-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------
    3400-4       Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Energy Efficiency & Renewables (3410)
------------------------------------------------------------------------------------------------------------------------------------
    3410-1       Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
------------------------------------------------------------------------------------------------------------------------------------
    3410-2       Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and        X
                 fossil fuels, its development or use of solar and wind power, or its energy efficiency.
------------------------------------------------------------------------------------------------------------------------------------
    3410-3       Vote AGAINST IF the proposal asks for more than a report.
------------------------------------------------------------------------------------------------------------------------------------

SP-Endorse Ceres Principles (3420)
------------------------------------------------------------------------------------------------------------------------------------
    3420-1       Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
------------------------------------------------------------------------------------------------------------------------------------
    3420-2       Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.              X
------------------------------------------------------------------------------------------------------------------------------------
    3420-3       Vote AGAINST IF the company has well-established environmental management practices.
------------------------------------------------------------------------------------------------------------------------------------
    3420-4       Vote AGAINST IF the company has an average or better environmental performance record.
------------------------------------------------------------------------------------------------------------------------------------

SP-Control Generation of Pollutants (3422)
------------------------------------------------------------------------------------------------------------------------------------
    3422-1       Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
------------------------------------------------------------------------------------------------------------------------------------
    3422-2       Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).       X
------------------------------------------------------------------------------------------------------------------------------------
    3422-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------
    3422-4       Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
------------------------------------------------------------------------------------------------------------------------------------
    3422-5       Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        34


SP-Report on Environmental Impact or Plans (3423)
------------------------------------------------------------------------------------------------------------------------------------
    3423-1       Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
------------------------------------------------------------------------------------------------------------------------------------
    3423-2       Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact        X
                 or plans.
------------------------------------------------------------------------------------------------------------------------------------
    3423-3       Vote AGAINST IF management has issued a written statement beyond the legal minimum.
------------------------------------------------------------------------------------------------------------------------------------

SP-Report or Take Action on Climate Change (3425)
------------------------------------------------------------------------------------------------------------------------------------
    3425-1       Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
------------------------------------------------------------------------------------------------------------------------------------
    3425-2       Always vote AGAINST a shareholder proposal that asks management to report or take action on climate           X
                 change.
------------------------------------------------------------------------------------------------------------------------------------
    3425-3       Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
------------------------------------------------------------------------------------------------------------------------------------
    3425-4       Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
------------------------------------------------------------------------------------------------------------------------------------
    3425-5       Vote AGAINST IF management has issued a statement and committed to targets and timetable.
------------------------------------------------------------------------------------------------------------------------------------
    3425-6       Vote AGAINST IF the company is not a major emitter of greenhouse gases.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review or Curb Bioengineering (3430)
------------------------------------------------------------------------------------------------------------------------------------
    3430-1       Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
------------------------------------------------------------------------------------------------------------------------------------
    3430-2       Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of      X
                 bioengineered products.
------------------------------------------------------------------------------------------------------------------------------------
    3430-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------
    3430-4       Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.
------------------------------------------------------------------------------------------------------------------------------------

SP-Preserve/Report on Natural Habitat (3440)
------------------------------------------------------------------------------------------------------------------------------------
    3440-1       Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
------------------------------------------------------------------------------------------------------------------------------------
    3440-2       Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.                 X
------------------------------------------------------------------------------------------------------------------------------------
    3440-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------
    3440-4       Vote AGAINST IF the proposal does not address a unique habitat.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Developing Country Debt (3500)
------------------------------------------------------------------------------------------------------------------------------------
    3500-1       Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
------------------------------------------------------------------------------------------------------------------------------------
    3500-2       Always vote AGAINST a shareholder proposal asking the company to review their developing country debt         X
                 and lending criteria and to report to shareholders on its findings.
------------------------------------------------------------------------------------------------------------------------------------
    3500-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        35


SP-Review Social Impact of Financial Ventures (3503)
------------------------------------------------------------------------------------------------------------------------------------
    3503-1       Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
------------------------------------------------------------------------------------------------------------------------------------
    3503-2       Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public        X
                 health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
------------------------------------------------------------------------------------------------------------------------------------
    3503-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Fair Lending Policy (3520)
------------------------------------------------------------------------------------------------------------------------------------
    3520-1       Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
------------------------------------------------------------------------------------------------------------------------------------
    3520-2       Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on      X
                 fair lending practices.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Plant Closings (3600)
------------------------------------------------------------------------------------------------------------------------------------
    3600-1       Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
------------------------------------------------------------------------------------------------------------------------------------
    3600-2       Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider          X
                 issues related to facilities closure and relocation of work.
------------------------------------------------------------------------------------------------------------------------------------

SP-Report on EEO (3610)
------------------------------------------------------------------------------------------------------------------------------------
    3610-1       Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
------------------------------------------------------------------------------------------------------------------------------------
    3610-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action X policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
------------------------------------------------------------------------------------------------------------------------------------
    3610-3       Vote AGAINST IF the company releases its EEO-1 reports.
------------------------------------------------------------------------------------------------------------------------------------
    3610-4       Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.
------------------------------------------------------------------------------------------------------------------------------------
    3610-5       Vote AGAINST IF the information indicates a well-established affirmative action program.
------------------------------------------------------------------------------------------------------------------------------------

SP-Drop Sexual Orientation from EEO Policy (3614)
------------------------------------------------------------------------------------------------------------------------------------
    3614-1       Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
------------------------------------------------------------------------------------------------------------------------------------
    3614-2       Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO           X
                 policy.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)
------------------------------------------------------------------------------------------------------------------------------------
    3615-1       Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
------------------------------------------------------------------------------------------------------------------------------------
    3615-2       Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation                 X
                 non-discrimination policy.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        36


SP-Review Mexican Work Force Conditions (3621)
------------------------------------------------------------------------------------------------------------------------------------
    3621-1       Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
------------------------------------------------------------------------------------------------------------------------------------
    3621-2       Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican                X
                 operations.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Standards for Mexican Operation (3622)
------------------------------------------------------------------------------------------------------------------------------------
    3622-1       Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
------------------------------------------------------------------------------------------------------------------------------------
    3622-2       Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican                X
                 operations.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review or Implement MacBride Principles (3630)
------------------------------------------------------------------------------------------------------------------------------------
    3630-1       Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
------------------------------------------------------------------------------------------------------------------------------------
    3630-2       Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride           X
                 principles.
------------------------------------------------------------------------------------------------------------------------------------
    3630-3       Vote AGAINST IF no fair employment problems exist.
------------------------------------------------------------------------------------------------------------------------------------

SP-Urge MacBride on Contractor/Franchisee (3632)
------------------------------------------------------------------------------------------------------------------------------------
    3632-1       Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
------------------------------------------------------------------------------------------------------------------------------------
    3632-2       Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and             X
                 franchisees to implement the MacBride principles.
------------------------------------------------------------------------------------------------------------------------------------
    3632-3       Vote AGAINST IF no fair employment problems exist at contractor/franchisee.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Global Labor Practices (3680)
------------------------------------------------------------------------------------------------------------------------------------
    3680-1       Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
------------------------------------------------------------------------------------------------------------------------------------
    3680-2       Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor       X
                 practices or those of their contractors.
------------------------------------------------------------------------------------------------------------------------------------
    3680-3       Vote AGAINST IF the company already reports publicly using a recognized standard.
------------------------------------------------------------------------------------------------------------------------------------
    3680-4       Vote AGAINST IF the resolution asks for more than a report.
------------------------------------------------------------------------------------------------------------------------------------

SP-Monitor/Adopt ILO Conventions (3681)
------------------------------------------------------------------------------------------------------------------------------------
    3681-1       Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.
------------------------------------------------------------------------------------------------------------------------------------
    3681-2       Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global       X
                 workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.
------------------------------------------------------------------------------------------------------------------------------------
    3681-3       Vote AGAINST IF the proposal asks the company to use third-party monitors.
------------------------------------------------------------------------------------------------------------------------------------
    3681-4       Vote AGAINST IF the company has a reasonable code and monitoring system.
------------------------------------------------------------------------------------------------------------------------------------



IRRC SmartVoter Guidelines                                                                                                        37


SP-Report on Sustainability (3700)
------------------------------------------------------------------------------------------------------------------------------------
    3700-1       Always vote FOR a shareholder proposal requesting reports on sustainability.
------------------------------------------------------------------------------------------------------------------------------------
    3700-2       Always vote AGAINST a shareholder proposal requesting reports on sustainability.                              X
------------------------------------------------------------------------------------------------------------------------------------
    3700-3       Always vote AGAINST IF the company has already issued a report in GRI format.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        38


                             REGISTRATION STATEMENT

                                       ON
                                    FORM N-1A

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

  a. The Second Amended and Restated Master Trust Agreement of Registrant dated July 28, 1998, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement filed electronically February 12, 1999.

  a.  (i)   Amendment No. 1 to Second Amended And Restated Master Trust
            Agreement of Registrant dated July 24, 2001, incorporated by reference to Registrant's Registration Statement filed electronically April 30, 2002.

  a. (ii)    Amendment No. 2 to Second Amended and Restated Master Trust
            Agreement of Registrant dated March 5, 2002, incorporated by reference to Registrant's Registration Statement filed electronically April 30, 2002.


  a. (iii) Amendment No. 3 to Second Amended and Restated Master Trust Agreement of Registrant dated April 29, 2003, incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement filed electronically April 30, 2004.


  b. The Amended And Restated By-Laws of Registrant dated April 29, 1997, incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement filed electronically April 30, 1998.

  b.  (i)   Amendment No. 1 to Amended And Restated By-Laws, as amended, of
            Registrant dated July 24, 2001, incorporated by reference to Registrant's Registration Statement filed electronically April 30,
            2002.


  c. Relative to the rights of shareholders, Article IV and Article V of Registrant's Second Amended and Restated Master Trust Agreement, as amended, dated as of July 28, 1998, as hereinbefore incorporated by reference as Exhibit a to Post-Effective Amendment No. 17 to Registrant's Registration Statement filed electronically February 12, 1999.

  c. (i) Relative to the rights of shareholders, Article 9 of the Amended and Restated By-Laws, as amended, of Registrant dated April 29, 1997, as hereinbefore incorporated by reference to Exhibit b of Post-Effective Amendment No. 16 to Registrant's Registration Statement filed electronically April 30, 1998.

  c. (ii) Relative to the rights of shareholders, the Participation Agreement, as amended, among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company dated as of December 1, 1997, as hereinafter incorporated by reference to Exhibit h(v) of Post-Effective Amendment No. 16 to Registrant's Registration Statement filed electronically April 30, 1998.


  d. The Master Investment Advisory Agreement dated as of April 26, 1988 between CIGNA Variable Products Group and TimesSquare Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement filed electronically April 30, 1998.

  d. (i) The Side Letter to the Master Investment Advisory Agreement dated as of November 9, 1995 between CIGNA Variable Products Group and TimesSquare Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

  d. (ii) The Side Letter to the Master Investment Advisory Agreement dated April 30, 1996 between CIGNA Variable Products Group and TimesSquare Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement filed electronically January 28, 1997.

  d. (iii) The Side Letter to the Master Investment Advisory Agreement dated February 25, 1997 between CIGNA Variable Products Group and TimesSquare Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

  e.        None.

  f.        None.

  g. The Custodian Contract dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement filed electronically April 30, 2001.


  g. (i) Amendment to the Custodian Contract made as of February 28, 2001 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 21 to Registrant" Registration Statement filed electronically April 30, 2001.

 g. (ii)   The Custodian Fee Schedule Effective January 1, 2000 relative to the
            Custodian Contract hereinbefore filed as Exhibit g, incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement filed electronically April 28, 2000.


  g. (iii) The Side Letter to the Custodian Contract dated as of February 15, 1996 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

  g. (iv) The Side Letter to the Custodian Contract dated as of February 25, 1997 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

  g. (v) The Side Letter to the Custodian Contract dated as of May 4, 1999 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement filed electronically April 28, 2000.


 *g. (vi) The Price Source Authorization Agreement pursuant to the Custodian Contract among State Street Bank and Trust Company and CIGNA Funds, dated August 22, 2003.


  g. (vii) Data Access Services Addendum to Custodian Contract Agreement between State Street Bank and Trust Company and CIGNA Funds, dated as of August 18, 1997, incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement filed electronically April 28, 2000.

  g. (viii) Remote Access Services Addendum to Custodian Agreement between State Street Bank and Trust Company and Registrant, dated May 25, 2001, incorporated by reference to Registrant's Registration Statement filed electronically April 30, 2002.

  h. The Transfer Agency and Service Agreement dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement filed electronically April 30, 1998.

  h. (i) The Side Letter to the Transfer Agency and Service Agreement dated as of February 15, 1996 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective

            Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

  h. (ii) The Side Letter to the Transfer Agency and Service Agreement dated as of February 25, 1997 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

  h. (iii) The Agreement For Use Of The Term "CIGNA" dated February 4, 1988 between CIGNA Variable Products Group and CIGNA Corporation, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

  h. (iv) Form of Trustees' Deferred Fee Agreement, incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement filed electronically October 16, 1995.

  h. (v) The Participation Agreement dated as of December 1, 1997 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement filed electronically April 30, 1998.

  h. (vi) Amendment No. 1 to the Participation Agreement dated as of December 1, 1998 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement filed electronically February 12, 1999.

  h. (vii) Amendment No. 2 to the Participation Agreement made as of March 17, 2000 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement filed electronically April 28, 2000.

  h. (viii) Amendment No. 3 to the Participation Agreement made as of September 21, 2000 by and among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Registrant's Registration Statement filed electronically April 30, 2002.

  h. (ix) Amendment No. 4 to the Participation Agreement made as of April 1, 2001 by and among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Registrant's Registration Statement filed electronically April 30, 2002.


  h. (x) Amendment No. 5 to Participation Agreement made as of July 15, 2002 by and among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement filed electronically April 30, 2004.

  h. (xi) Amendment No. 6 to Participation Agreement made as of October 8, 2002 by and among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement filed electronically April 30, 2004.


* h. (xii)  Power of Attorney.

* i.        Consent of Counsel.

* j.        Consent of PricewaterhouseCoopers LLP.

  k.        None.

  l.        None.

  m.        None.

  n.        None.


* p.        Business Ethics For CIGNA Investment Management Associates of:
            TimesSquare Capital Management, Inc. ("TSCM"), CIGNA Investments, Inc. ("CII"), CIGNA International Investment Advisors, Ltd. ("CIIAL"), CIGNA International Investment Advisors, KK ("CIIAKK"), and CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares, CIGNA Investment Securities (collectively, the "Funds"), effective April 1, 2004.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

As of the date hereof, no person is directly or indirectly controlled by or under common control with CIGNA Variable Products Group.

ITEM 25. INDEMNIFICATION.

The Second Amended and Restated Master Trust Agreement, as amended, dated July 28, 1998 (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.


TimesSquare Investment Management, Inc. ("TimesSquare"), Registrant and other investment companies managed by TimesSquare, their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Directors of Officers Liability Policy in the amount of $10,000,000 offered by Lloyd's Insurance Company, an affiliate of Lloyd's of London, on a joint policy basis with TimesSquare.

In addition, Registrant and other investment companies managed by TimesSquare are insured under a Lloyd's Insurance Company underlying investment company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.



----------------------
  *Filed Herewith

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

As of the date hereof, TimesSquare serves as investment adviser to CIGNA Funds Group and CIGNA Variable Products Group and their series of shares and to CIGNA High Income Shares and CIGNA Investment Securities (the "Trusts"), all of which (except for CIGNA Investment Securities and CIGNA High Income Shares are open-end investment companies, and to certain other clients, some of which are affiliated with CIGNA Corporation. For a description of the business of TimesSquare, see its most recent Form ADV (File No. 801-18094) electronically filed with the Securities and Exchange Commission ("SEC") via the Investment Adviser Registration Depository (the "IARD"). You may access this file via the SEC's Investment Adviser public Disclosure web site at www.adviserinfo.sec.gov. The principal business address of each of the foregoing companies is as follows:

TimesSquare - Four Times Square, New York, NY 10036 and 280 Trumbull Street, Hartford, Connecticut 06103

The Trusts and each of their series of shares - 2233 Washington Street, 3 Newton Executive Park, Suite 200, Newton, MA 02462


Substantial business and other connections of the Directors and Officers during the past two fiscal years follows:

Names of Officers and Directors       Positions with the Adviser and
   of the Investment Adviser      Other Substantial Business Connections
-------------------------------   --------------------------------------

Vacancy Director and Chairman of the Board, TimesSquare; Chief Investment Officer, CIGNA Investment Management, a division of CIGNA Corporation.****

Richard H. Forde                  Senior Managing Director, TimesSquare and
                                  CIGNA Investments, Inc.*; Acting Chief
                                  Investment Officer, CIGNA Investment
                                  Management, a division of CIGNA
                                  Corporation****; Director, Member of
                                  Investment Committee and Managing Director,
                                  CIGNA International Investment Advisors,
                                  Ltd.**; Director and Vice President, Global
                                  Portfolio Strategies, Inc.*; Director, Member of Investment Committee and Senior Vice
                                  President, Connecticut General Life Insurance
                                  Company***; Chairman of the Board, President and Trustee, the Trusts; previously Managing
                                  Director, TimesSquare and CIGNA Investments,
                                  Inc.*; President, CIGNA International
                                  Investment Advisors, Ltd.**; President, Global
                                  Portfolio Strategies, Inc.

Daniel H. Sigg                    Director, President, Senior Managing Director,
                                  TimesSquare; Director, President and Managing
                                  Director, CIGNA International Investment
                                  Advisors, Ltd.**; Vice President, Connecticut
                                  General Life Insurance Company***; previously
                                  Managing Director, TimesSquare.

Jean H. Walker                    Director and Senior Vice President-Finance,
                                  TimesSquare and CIGNA Investments, Inc.*;
                                  Chief Financial Officer, CIGNA Investment
                                  Management, a division of CIGNA
                                  Corporation****; Director, CIGNA International
                                  Investment Advisors, Ltd.**, CIGNA Investment
                                  Group, Inc.*, and CIGNA Financial Futures,
                                  Inc.*; Director, Senior Vice President, Member of Investment Committee and Actuary,
                                  Connecticut General Life Insurance Company.***
                                  Previously Director, CIGNA Financial Services,
                                  Inc., Global Portfolio Strategies, Inc.

Grant R. Babyak                   Senior Managing Director, TimesSquare;
                                  Vice President, Connecticut General Life
                                  Insurance Company***; previously Managing
                                  Director, TimesSquare.

Yvette C. Bockstein               Senior Managing Director, TimesSquare;
                                  Vice President, Connecticut General Life
                                  Insurance Company***; previously Managing
                                  Director, TimesSquare.

William C. Carlson                Senior Managing Director, TimesSquare and
                                  CIGNA Investments, Inc.*; Vice President,
                                  Connecticut General Life Insurance Company***;
                                  previously Managing Director, TimesSquare and
                                  CIGNA Investments, Inc.*

Mary Louise Casey                 Senior Managing Director, TimesSquare;
                                  Director and Senior Managing Director, CIGNA
                                  Investments, Inc.*; Vice
                                  President-Derivatives, Connecticut General
                                  Life Insurance Company***; previously Managing
                                  Director, TimesSquare and CIGNA Investments,
                                  Inc.*; Director, Global Portfolio Strategies,
                                  Inc.

Keith A. Gollenberg               Senior Managing Director, TimesSquare and
                                  CIGNA Investments, Inc.*; Vice President,
                                  Connecticut General Life Insurance Company***;
                                  previously Managing Director, TimesSquare and
                                  CIGNA Investments, Inc.*

Robert W. Justich                 Senior Managing Director, TimesSquare;
                                  Vice President, Connecticut General Life
                                  Insurance Company***; previously Managing
                                  Director, TimesSquare.

Frank Sataline, Jr.               Senior Managing Director, TimesSquare and
                                  CIGNA Investments, Inc.*; Vice President,
                                  Connecticut General Life Insurance Company***;
                                  previously Managing Director, TimesSquare and
                                  CIGNA Investments, Inc.*

Ira Edelblum                      Managing Director, TimesSquare; Vice
                                  President, CIGNA Financial Futures, Inc.* and
                                  Connecticut General Life Insurance Company***;
                                  Vice President, CIGNA Financial Futures, Inc.*


Robert Fair                       Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*; Vice President,
                                  Connecticut General Life Insurance Company.***

Stephen Green                     Managing Director, TimesSquare.

Stephen Kindl                     Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*

Timothy J. Lord                   Managing Director, TimesSquare; Vice
                                  President, CIGNA Financial Futures, Inc.*

Anthony J. Pierson                Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*; previously Vice President,
                                  Global Portfolio Strategies, Inc.

Thomas J. Podgorski               Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*.

John A. Shaw                      Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*, Vice President,
                                  Connecticut General Life Insurance Company.***

William A. Taylor                 Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*

Victor J. Visockis, Jr.           Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*

Henry C. Wagner, III              Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*; President, CIGNA Financial
                                  Futures, Inc.*

Deborah B. Wiacek                 Managing Director, TimesSquare and CIGNA
                                  Investments, Inc.*

Jean M. Anderson                  Senior Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*; previously Vice President,
                                  CIGNA Investments, Inc.*

James S. Bungerz                  Senior Vice President, TimesSquare.

John G. Eisele                    Senior Vice President, TimesSquare; Managing
                                  Director, CIGNA Investments, Inc.*; previously
                                  Managing Director, TimesSquare.

George Varga                      Senior Vice President, TimesSquare; Managing
                                  Director, CIGNA Investments, Inc.*; previously
                                  Managing Director, TimesSquare.

Thomas P. Au                      Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*

Maryann P. dePreaux               Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*

Kim L. DiPietro                   Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*

Kenneth C. Duca                   Vice President, TimesSquare.

Weidong Huang                     Vice President, TimesSquare.

Janet S. Kalwat                   Vice President, TimesSquare.

Margaret Keeley                   Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*.

Paul T. Martin                    Vice President, TimesSquare; Managing
                                  Director, CIGNA Investments, Inc.*

Pamela S. Peck                    Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*

Timothy F. Roberts                Vice President and Compliance Officer,
                                  TimesSquare and CIGNA Investments, Inc.*; Vice
                                  President - Finance and Chief Compliance
                                  Officer, CIGNA International Investment
                                  Advisors, Ltd.**; previously Director and
                                  Compliance Officer, Global Portfolio
                                  Strategies, Inc.

Stephen C. Stachelek              Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*; Vice President,
                                  Connecticut General Life Insurance Company***;
                                  previously Vice President and Treasurer, CIGNA
                                  Investment Group, Inc.*

Carlton C. Taylor                 Vice President, TimesSquare.

Pamela J. Thompson                Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*

William S. Woodsome               Vice President, TimesSquare and CIGNA
                                  Investments, Inc.*

Alfred A. Bingham III             Assistant Vice President, TimesSquare; Vice
                                  President and Treasurer, the Trusts.

Susan L. Cooper                   Secretary, TimesSquare, CIGNA Investments,
                                  Inc.*, CIGNA International Investment
                                  Advisors, Ltd.**, CIGNA Investment Group,
                                  Inc.*, and CIGNA Financial Futures, Inc.*;
                                  Corporate Secretary, Connecticut General Life
                                  Insurance Company***; Assistant Corporate
                                  Secretary, CIGNA Corporation****; previously
                                  Secretary, CIGNA Bank & Trust Company, FSB,
                                  Global Portfolio Strategies, Inc. and CIGNA
                                  Financial Services, Inc.


   *  280 Trumbull Street, Hartford, CT
  **  Park House, 16 Finsbury Circus, London, England
 ***  900 Cottage Grove Road, Bloomfield, CT
****  One Liberty Place, 1650 Market Street, Philadelphia, PA

ITEM 27. PRINCIPAL UNDERWRITERS.


Registrant has no principal underwriter. CIGNA Brokerage Services, a division of Prudential Retirement Brokerage Services, Inc., is the distributor of variable annuity and variable life insurance contracts, the assets of which are invested in part in series of CIGNA Variable Products Group.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholders are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, CT 06103.

ITEM 29. MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant, CIGNA Variable Products Group, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of April, 2004.


                                               CIGNA VARIABLE PRODUCTS GROUP

                                               Richard H. Forde
                                               Chairman of the Board of Trustees
                                               and President

                                               By /s/ Jeffrey S. Winer
                                                  ------------------------------
                                                  Jeffrey S. Winer
                                                  Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



         SIGNATURE                       TITLE                 DATE
------------------------------    --------------------   ----------------
Richard H. Forde                                         April 28, 2004.
                                  Chairman of
                                  the Board
                                  of Trustees
                                  President
                                  (principal executive
By: /s/  Jeffrey S. Winer         officer)
    -------------------------
    Jeffrey S. Winer
    Attorney-in-Fact

                                  Treasurer
                                  (principal
                                  financial officer
                                  and principal
   /s/  Alfred A. Bingham III     accounting officer)
   --------------------------
        Alfred A. Bingham III                            April 28, 2004.


     This Amendment No. 24 to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.

  Richard H. Forde     Paul J. McDonald

  Carol Ann Hayes      Marnie W. Mueller

  Russell H. Jones

By: /s/  Jeffrey S. Winer                                April 28, 2004.
    ----------------------
    Jeffrey S. Winer

                        SECURITIES ACT FILE NO. 33-20333
                    INVESTMENT COMPANY ACT FILE NO. 811-5480

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

     Pre-Effective Amendment                                                 [ ]

     Post-Effective Amendment No. 24                                         [X]


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

     Amendment No. 24                                                        [X]


                          CIGNA VARIABLE PRODUCTS GROUP
               (Exact Name of Registrant as Specified in Charter)

                 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Address of Principal Executive Office)

                                    EXHIBITS

                                  EXHIBIT INDEX


g.(vi) The Price Source Authorization Agreement pursuant to the Custodian Contract among State Street Bank and Trust Company and CIGNA Fund, dated August 22, 2003.


h. (xii) Power of Attorney.

i.       Consent of Counsel.

j.       Consent of PricewaterhouseCoopers LLP.


p.       Business Ethics for CIGNA Investment Management Associates of:
         TimesSquare Capital Management, Inc. ("TSCM"), CIGNA Investments, Inc. ("CII"), CIGNA International Investment Advisors, Ltd. ("CIIAL"), CIGNA International Investment Advisors, KK ("CIIAKK"), and CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares, CIGNA Investment Securities (collectively, the "Funds"), effective April 1, 2004.